                                   PROSPECTUS



                            (WOMAN SITTING ON DOCK)


                            METLIFE(R) ASSET BUILDER











                                    YOUR PRIVACY NOTICE IS ON
                                THE LAST PAGE OF THIS BOOK.

                                                               MAY 1, 2003

METLIFE ASSET BUILDER VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group MetLife Asset Builder contracts for deferred variable annuities ("Deferred Annuities").

--------------------------------------------------------------------------------
You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through the Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan
Fund") and the portfolios of the Met Investors Series
Trust ("Met Investors Fund"). For convenience, the portfolios are referred to as "Portfolios" in this Prospectus.

  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX    NEUBERGER BERMAN PARTNERS MID CAP VALUE
  STATE STREET RESEARCH BOND INCOME          JANUS MID CAP
  STATE STREET RESEARCH DIVERSIFIED          STATE STREET RESEARCH AGGRESSIVE GROWTH
  LORD ABBETT BOND DEBENTURE                 LOOMIS SAYLES SMALL CAP
  METLIFE STOCK INDEX                        RUSSELL 2000(R) INDEX
  STATE STREET RESEARCH INVESTMENT TRUST     STATE STREET RESEARCH AURORA
  DAVIS VENTURE VALUE                        T. ROWE PRICE SMALL CAP GROWTH
  HARRIS OAKMARK LARGE CAP VALUE             SCUDDER GLOBAL EQUITY
  MET/PUTNAM VOYAGER (FORMERLY PUTNAM LARGE  MORGAN STANLEY EAFE(R) INDEX
    CAP GROWTH)                              PUTNAM INTERNATIONAL STOCK
  T. ROWE PRICE LARGE CAP GROWTH
  METLIFE MID CAP STOCK INDEX



HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May
1, 2003. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The
Table of Contents of the SAI appears on page 65 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
P.O. Box 740278
Atlanta, GA 30374
Attention: MetLife Asset Builder Unit
Toll Free Phone: (866) 438-6477    [SNOOPY WITH BRIEFCASE GRAPHIC]


The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the Metropolitan Fund and the Met Investors Fund prospectuses which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Deferred Annuity.

DEFERRED ANNUITIES AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA

A WORD ABOUT
INVESTMENT RISK:


An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;




     --  federally insured or guaranteed; or




     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]

      TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW.............. ..............    4
TABLE OF EXPENSES..................... .....................    7
ACCUMULATION UNIT VALUES TABLES.............. ..............   10
METLIFE.......................... ..........................   18
METROPOLITAN LIFE SEPARATE ACCOUNT E............ ...........   18
VARIABLE ANNUITIES..................... ....................   18
   A Deferred Annuity.......................................   19
YOUR INVESTMENT CHOICES.................. ..................   19
DEFERRED ANNUITIES..................... ....................   21
   The Deferred Annuity and Your Retirement Plan............   21
   Automated Investment Strategies..........................   22
   Purchase Payments........................................   23
      Allocation of Purchase Payments.......................   23
      Automated Purchase Payments...........................   23
      Limits on Purchase Payments...........................   23
   The Value of Your Investment.............................   24
   Transfer Privilege.......................................   25
   Access to Your Money.....................................   26
      Systematic Withdrawal Program.........................   26
      Minimum Distribution..................................   27
   Charges..................................................   28
      Separate Account Charge...............................   28
      Investment-Related Charge.............................   29
   Premium and Other Taxes..................................   29
   Withdrawal Charges.......................................   29
   Free Look................................................   30
   Death Benefit............................................   30
   Income Pay-Out Options...................................   32
   Income Payment Types.....................................   33
   Withdrawal Option........................................   35
   How The Variable Income Pay-Out Option Differs from Other
      Income Pay-Out Options................................   37
   Minimum Size of Your Income Payment......................   39
   Calculating Your Income Payments.........................   39
      Initial Income Payment................................   40
      Subsequent Income Payments............................   40
   Adjustment Factor........................................   40
      Investment Factor.....................................   41

      Determining the Investment Factor.....................   41
      Interest Factor.......................................   42
      Determining the Interest Factor.......................   42
      The Effect of the Adjustment Factor...................   42
   Reallocation.............................................   43
   Charges..................................................   44
      Withdrawal Processing Fee.............................   44
GENERAL INFORMATION.................... ....................   45
   Administration...........................................   45
      Purchase Payments.....................................   45
      Confirming Transactions...............................   45
      Processing Transactions...............................   46
        By Telephone or Internet............................   46
        After Your Death....................................   47
        Third Party Requests................................   48
        Valuation -- Suspension of Payments.................   48
   Advertising Performance..................................   48
        Pay-In Phase........................................   48
        Pay-Out Phase.......................................   49
   Changes to Your Deferred Annuity.........................   51
   Voting Rights............................................   51
   Who Sells the Deferred Annuities.........................   52
   Financial Statements.....................................   53
   Your Spouse's Rights.....................................   53
   When We Can Cancel Your Deferred Annuity.................   53
INCOME TAXES........................ .......................   53
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION....................... .......................   65
APPENDIX FOR PREMIUM TAX TABLE............... ..............   66

MetLife does not intend to offer the Deferred Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW
ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ADJUSTMENT FACTOR

The adjustment factor for each investment division is used to calculate your income payment (as defined later). For each investment division, your current income payment is equal to the income payment as of the last valuation date multiplied by the adjustment factor. The adjustment factor is the result of multiplying the interest factor times the investment factor. Whether your income payment goes up or down depends on the current adjustment factor.

ANNUITY PURCHASE RATE

The annuity purchase rate is based on the annuity income type you choose, an interest rate, and your age, sex and number of payments remaining, to the extent relevant. The annuity purchase rate is reset each valuation date to reflect any changes in these components. The reset annuity purchase rate represents the cost you would incur if you were choosing the same income option you have in light of this updated information.

CONTRACT

A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. Generally, you, as the participant or annuitant, receive a certificate under the contract. In other cases, only the employer, plan trustee or other entity receives a contract, and the participant or annuitant does not

[SNOOPY WITH POINTER GRAPHIC]
receive a certificate under the contract. This document contains relevant provisions of your Deferred Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INTEREST FACTOR

The interest factor measures the impact of changes in the specified interest rate. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate, transfer or reallocate money to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund or the Met Investors Fund.

INVESTMENT FACTOR

The investment factor for each investment division measures the investment experience (after applicable charges and expenses) of that investment division compared to the specified interest rate in effect on the prior valuation date. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the processing of all your requests concerning your Deferred Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to make a request is 866-438-6477.

SEPARATE ACCOUNT
A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in the Deferred Annuities.

SPECIFIED INTEREST RATE
The specified interest rate and the source of the rate are defined in your contract. The specified interest rate may differ among groups. The rate is based on market interest rates such as the yield on a 10 Year Treasury, LIBOR interest rate swap, corporate bond or some other measure of interest rates. We use it as the benchmark interest rate to determine your initial income payment and all future income payments. The higher the specified interest rate, the higher your initial variable income payment will be. The lower the specified interest rate, the lower your initial variable income payment will be, but subsequent variable income payments will increase more rapidly or decrease more slowly than if the specified interest rate were higher as changes occur in the specified interest rate and the actual investment experience of the investment divisions. We guarantee that we will not change the way we determine the specified interest rate or the date we choose to apply the rate to the interest factor calculation, except as stated next. We typically determine the rate on a monthly basis, but we may determine the rate either more or less often, in which case we will tell you in advance that we will be doing so. For any valuation date, we will use the designated rate. Should a rate become unavailable or if the selected rate is not published in the source as stated in your contract, we will use a readily available rate or a source that we consider most comparable.

VALUATION DATE
The day on which we calculate your income payment or process a reallocation request or determine contract value. A valuation date is a day the Exchange is open for regular trading. We value at the close of trading for the Exchange. The Exchange usually closes at 4 p.m. Eastern Time, but may close earlier or later.

VARIABLE ANNUITY
An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU
In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or the participant or annuitant for whom money is invested under group arrangements.

TABLE OF EXPENSES -- METLIFE ASSET BUILDER DEFERRED ANNUITIES


    The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes the charges you will pay at the time you purchase the Deferred Annuity, make withdrawals from your Deferred Annuity or make transfers between investment divisions. There are no fees for the Fixed Interest Account. The tables do not show premium and other taxes which may apply.
--------------------------------------------------------------------------------

Contract Owner Transaction Expenses

  Sales Load Imposed on Purchases...........................              None
  Deferred Sales Load (as a percentage of the purchase
     payment funding the withdrawal during the accumulation
     period)................................................              None
  Exchange Fee..............................................              None
  Surrender Fee.............................................              None
  Withdrawal Processing Fee During Pay-Out Phase (1)........      $95 for each
                                                                    withdrawal

 (1 ) SUBJECT TO METLIFE'S UNDERWRITING REQUIREMENTS, WE MAY MAKE AVAILABLE A
      WITHDRAWAL OPTION TO YOUR INCOME PAY-OUT OPTION UNDER THE DEFERRED ANNUITY. IF THE WITHDRAWAL OPTION IS AVAILABLE TO YOUR INCOME PAY-OUT OPTION, YOU CAN CHOOSE TO ADD A WITHDRAWAL OPTION THAT PERMITS YOU TO WITHDRAW AMOUNTS FROM YOUR ANNUITY. THIS OPTION IS DESCRIBED IN MORE DETAIL IN THE PROSPECTUS.

--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.

  Annual Contract Fee.......................................              None
  Transfer Fee..............................................              None


The Deferred Annuity is not designed to permit market timing. Accordingly, we reserve the right to charge a transfer fee.

Separate Account Annual Charge (as a percentage of average
  account value) (2)
  Pay-In Phase..............................................    Minimum: 0.45%
                                              Maximum Guaranteed Charge: 0.95%
  Pay-Out Phase ...........................   Maximum Guaranteed Charge: 1.25%

 (2 ) THE ANNUAL SEPARATE ACCOUNT CHARGE IS STATED IN YOUR DEFERRED ANNUITY.
      THIS CHARGE MAY NOT EXCEED 0.95% IN THE PAY-IN PHASE (OR 1.25% IN THE PAY-OUT PHASE) OF YOUR AVERAGE VALUE (OR ALLOCATION) IN THE INVESTMENT DIVISIONS. THE RATE THAT APPLIES TO YOUR DEFERRED ANNUITY MAY BE LESS THAN THIS MAXIMUM CHARGE, AS DISCUSSED LATER IN THE PROSPECTUS.

--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity. More details concerning the Metropolitan Fund and the Met Investors Fund fees and expenses are contained in their respective prospectuses.

                                                              Minimum   Maximum
                                                              -------   -------
Total Annual Metropolitan Fund and Met Investors Fund
Operating Expenses for the fiscal year ending
December 31, 2002 (expenses that are deducted from these
Funds' assets include management fees and other expenses)...  0.31%     1.12%
After Waiver and/or Reimbursement of Expenses (3)(4)........  0.31%     1.12%

(3) PURSUANT TO AN EXPENSE AGREEMENT, METLIFE ADVISERS, LLC ("METLIFE ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES OR EXTRAORDINARY EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES FOR CLASS A SHARES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:

                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO......................    0.75%
MET/PUTNAM VOYAGER PORTFOLIO................................    1.00%

THE AGREEMENT MAY BE TERMINATED ANY TIME AFTER APRIL 30, 2004. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

(4) MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT WHEREBY, UNTIL AT LEAST APRIL 30, 2004, METLIFE INVESTORS HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF INTEREST, TAXES, BROKERAGE COMMISSIONS, OR EXTRAORDINARY EXPENSES AND 12B-1 PLAN FEES) AS NECESSARY TO LIMIT TOTAL EXPENSES TO 0.75% OF DAILY NET ASSETS FOR THE LORD ABBETT BOND DEBENTURE PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER MAY, WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES, BE REPAID TO THE INVESTMENT MANAGER. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

METROPOLITAN FUND CLASS A ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31,
2002
(as a percentage of average net assets)

                                                                                       A+B=C
                                                                        B          TOTAL EXPENSES
                                                       A          OTHER EXPENSES       BEFORE
                                                   MANAGEMENT         BEFORE          WAIVER/
                                                      FEES        REIMBURSEMENT    REIMBURSEMENT
-------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio....................................       0.25             0.09             0.34
State Street Research Bond Income
  Portfolio (5)(6).............................       0.40             0.11             0.51
State Street Research Diversified
  Portfolio (5)(7).............................       0.44             0.05             0.49
MetLife Stock Index Portfolio..................       0.25             0.06             0.31
State Street Research Investment Trust
  Portfolio (5)(7).............................       0.49             0.05             0.54
Davis Venture Value Portfolio (5)(7)...........       0.75             0.05             0.80
Harris Oakmark Large Cap Value
  Portfolio (5)(7).............................       0.75             0.08             0.83
Met/Putnam Voyager Portfolio (3)(5)............       0.80             0.27             1.07
T. Rowe Price Large Cap Growth
  Portfolio (5)(7).............................       0.63             0.14             0.77
MetLife Mid Cap Stock Index Portfolio..........       0.25             0.18             0.43
Neuberger Berman Partners Mid Cap Value
  Portfolio (5)(7).............................       0.69             0.11             0.80
Janus Mid Cap Portfolio (5)....................       0.69             0.06             0.75
State Street Research Aggressive Growth
  Portfolio (5)(7).............................       0.73             0.06             0.79
Loomis Sayles Small Cap Portfolio (5)..........       0.90             0.07             0.97
Russell 2000(R) Index Portfolio................       0.25             0.24             0.49
State Street Research Aurora Portfolio (5).....       0.85             0.10             0.95
T. Rowe Price Small Cap Growth Portfolio (5)...       0.52             0.09             0.61
Scudder Global Equity Portfolio (5)............       0.64             0.17             0.81
Morgan Stanley EAFE(R) Index Portfolio (3).....       0.30             0.49             0.79
Putnam International Stock Portfolio (5).......       0.90             0.22             1.12

                                                                 C-D=E TOTAL
                                                                   EXPENSES
                                                       D            AFTER
                                                    WAIVER/        WAIVER/
                                                 REIMBURSEMENT  REIMBURSEMENT
-----------------------------------------------  -----------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio....................................       0.00           0.34
State Street Research Bond Income
  Portfolio (5)(6).............................       0.00           0.51
State Street Research Diversified
  Portfolio (5)(7).............................       0.00           0.49
MetLife Stock Index Portfolio..................       0.00           0.31
State Street Research Investment Trust
  Portfolio (5)(7).............................       0.00           0.54
Davis Venture Value Portfolio (5)(7)...........       0.00           0.80
Harris Oakmark Large Cap Value
  Portfolio (5)(7).............................       0.00           0.83
Met/Putnam Voyager Portfolio (3)(5)............       0.07           1.00
T. Rowe Price Large Cap Growth
  Portfolio (5)(7).............................       0.00           0.77
MetLife Mid Cap Stock Index Portfolio..........       0.00           0.43
Neuberger Berman Partners Mid Cap Value
  Portfolio (5)(7).............................       0.00           0.80
Janus Mid Cap Portfolio (5)....................       0.00           0.75
State Street Research Aggressive Growth
  Portfolio (5)(7).............................       0.00           0.79
Loomis Sayles Small Cap Portfolio (5)..........       0.00           0.97
Russell 2000(R) Index Portfolio................       0.00           0.49
State Street Research Aurora Portfolio (5).....       0.00           0.95
T. Rowe Price Small Cap Growth Portfolio (5)...       0.00           0.61
Scudder Global Equity Portfolio (5)............       0.00           0.81
Morgan Stanley EAFE(R) Index Portfolio (3).....       0.04           0.75
Putnam International Stock Portfolio (5).......       0.00           1.12

                                                                                   A+B=C
                                                                    B          TOTAL EXPENSES
MET INVESTORS FUND CLASS A ANNUAL EXPENSES FOR       A        OTHER EXPENSES       BEFORE
FISCAL YEAR ENDING DECEMBER 31, 2002             MANAGEMENT       BEFORE          WAIVER/
(as a percentage of average net assets)             FEES      REIMBURSEMENT    REIMBURSEMENT
---------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio (4)(6)....    0.60           0.17             0.77

                                                                    C-D=E
                                                                TOTAL EXPENSES
MET INVESTORS FUND CLASS A ANNUAL EXPENSES FOR         D            AFTER
FISCAL YEAR ENDING DECEMBER 31, 2002                WAIVER/        WAIVER/
(as a percentage of average net assets)          REIMBURSEMENT  REIMBURSEMENT
-----------------------------------------------  -----------------------------
Lord Abbett Bond Debenture Portfolio (4)(6)....      0.02           0.75

(5) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND SAI FOR EACH RESPECTIVE FUND.

(6) ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.

(7) CERTAIN OF THE METROPOLITAN FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF A PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS.

EXAMPLES
The examples are intended to help you compare the cost of investing in the Deferred Annuity with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and Portfolio fees and expenses (described in the third table).
EXAMPLE 1.
This Example assumes you invest $10,000 in the contract for the time periods indicated. Your actual costs may be higher or lower.
ASSUMPTIONS:
- a maximum Separate Account charge of 0.95%;
- reimbursement and/or waiver of expenses was not in effect;
- the underlying Portfolio has a 5% return each year;
- you bear the minimum or maximum fees and expenses of any of the Portfolios;
  and
- you surrender the contract, do not surrender the contract, or you do not elect to annuitize (no withdrawal charges apply).

                                                                   1             3             5              10
                                                                  YEAR         YEARS         YEARS          YEARS
------------------------------------------------------------------------------------------------------------------
Maximum.....................................................      $212         $655          $1,124         $2,419
Minimum.....................................................      $129         $402          $  695         $1,530

EXAMPLE 2.
This example assumes that you elect to annuitize the contract with a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
ASSUMPTIONS:
- a maximum Separate Account charge of 1.25%;
- no allocation to the Basic Fixed Income Option and Flexible Fixed Payment Option (as described later in the Prospectus);
- a constant 7% specified interest rate;
- reimbursement and/or waiver of expenses was not in effect;
- the underlying Portfolio has a 5% return each year;
- you bear the minimum or the maximum fees and expenses of any of the Portfolios; and
- you elect to annuitize. (8)

                                                                   1             3             5              10
                                                                  YEAR         YEARS         YEARS          YEARS
------------------------------------------------------------------------------------------------------------------
Maximum.....................................................      $230         $648          $1,011         $1,702
Minimum.....................................................      $152         $431          $  678         $1,161

(8) THE EXAMPLE ASSUMES THAT A DEFERRED ANNUITY PAYING MONTHLY BENEFITS IS ANNUITIZED AT THE BEGINNING OF YEAR 1 BY A MALE, AGE 65 AND IS PAYING MONTHLY BENEFITS DURING THE PERIOD SHOWN.

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION


THESE TABLES AND BAR CHARTS SHOW FLUCTUATIONS IN THE ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION FROM YEAR END TO YEAR END. THE INFORMATION IN THIS TABLE HAS BEEN DERIVED FROM THE SEPARATE ACCOUNT'S FULL FINANCIAL STATEMENTS OR OTHER REPORTS (SUCH AS THE ANNUAL REPORT). THE FIRST TABLE AND CHARTS SHOW THE DEFERRED ANNUITY THAT HAS THE MAXIMUM GUARANTEED SEPARATE ACCOUNT CHARGE (0.95%), AND THE SECOND TABLE AND CHARTS SHOW THE DEFERRED ANNUITY THAT HAS THE LOWEST SEPARATE ACCOUNT CHARGE (0.45%). A TABLE WITH ACCUMULATION UNIT VALUES FOR DEFERRED ANNUITIES WITH SEPARATE ACCOUNT CHARGES OTHER THAN THE MINIMUM AND THE MAXIMUM APPEARS IN THE SAI, WHICH IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 1-866-438-6477.



-----------------------------------------------------------------------------------------------------------
                                                         BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                   ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 1 and Bar Chart 1 (Maximum Guaranteed Charge) YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Division(a).....  2002      $ 9.70            $10.59        14,828.68
                                                    2001        9.67              9.70                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

State Street Research Bond Income Division(a)(b)... 2002        9.75             10.46         4,305.23
                                                    2001        9.73              9.75                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value
State Street Research Diversified Division(a).....  2002       10.77              9.19         1,357.98
                                                    2001       10.87             10.77                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Lord Abbett Bond Debenture Division(a)(c).........  2002        9.92              9.96           917.29
                                                    2001       10.00              9.92                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

MetLife Stock Index Division(a)...................  2002       11.07              8.52        69,373.58
                                                    2001       11.26             11.07                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


[LUCY WITH STOCK TICKER GRAPHIC]

-----------------------------------------------------------------------------------------------------------
                                                         BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                   ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 1 and Bar Chart 1 (Maximum Guaranteed Charge) YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

State Street Research Investment Trust
  Division(a).....................................  2002      $11.46            $ 8.39         4,019.83
                                                    2001       11.63             11.46                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Davis Venture Value Division(a)...................  2002       10.66              8.83         7,235.96
                                                    2001       10.70             10.66                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Harris Oakmark Large Cap Value Division(a)........  2002       10.16              8.64         7,246.30
                                                    2001       10.02             10.16                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Met/Putnam Voyager Division(a)....................  2002       12.01              8.46           320.01
                                                    2001       12.50             12.01                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

T. Rowe Price Large Cap Growth Division(a)........  2002       11.36              8.64           395.58
                                                    2001       11.47             11.36                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

MetLife Mid Cap Stock Index Division(a)...........  2002       10.00              8.43        12,716.05
                                                    2001        9.96             10.00                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------------------------
                                                         BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                   ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 1 and Bar Chart 1 (Maximum Guaranteed Charge) YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

Neuberger Berman Partners Mid Cap Value
  Division(a).....................................  2002      $ 9.75            $ 8.73         9,207.29
                                                    2001        9.62              9.75                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Janus Mid Cap Division(a).........................  2002       12.02              8.46           751.49
                                                    2001       12.18             12.02                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

State Street Research Aggressive Growth
  Division(a).....................................  2002       11.49              8.11         3,156.97
                                                    2001       11.68             11.49                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Loomis Sayles Small Cap Division(a)...............  2002       10.45              8.12         8,252.11
                                                    2001       10.37             10.45                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Russell 2000(R) Index Division(a).................  2002       10.35              8.16         3,215.61
                                                    2001       10.23             10.35                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

State Street Research Aurora Division(a)..........  2002        9.98              7.78         4,888.82
                                                    2001        9.86              9.98                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------------------------
                                                         BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                   ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 1 and Bar Chart 1 (Maximum Guaranteed Charge) YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------------

T. Rowe Price Small Cap Growth Division(a)........  2002      $11.37            $ 8.26        12,326.50
                                                    2001       11.31             11.37                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Scudder Global Equity Division(a).................  2002       10.42              8.67           314.60
                                                    2001       10.46             10.42                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Morgan Stanley EAFE(R) Index Division(a)..........  2002       10.44              8.63         2,927.15
                                                    2001       10.68             10.44                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Putnam International Stock Division(a)............  2002       10.58              8.64             7.86
                                                    2001       10.81             10.58                0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

----------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                  ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 2 and Bar Chart 2 (Lowest Charge)            YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Division(a)..... 2002      $ 9.90            $10.86            0
                                                   2001        9.87              9.90            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


State Street Research Bond Income
  Division(a)(b).................................. 2002        9.85             10.62
                                                   2001        9.83              9.85            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

State Street Research Diversified Division(a)..... 2002       10.27              8.81            0
                                                   2001       10.36             10.27            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


Lord Abbett Bond Debenture Division(a)(c)......... 2002        9.69              9.77
                                                   2001        9.75              9.69            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value


MetLife Stock Index Division(a)................... 2002       10.14              7.84            0
                                                   2001       10.30             10.14            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

[LUCY WITH STOCK TICKER GRAPHIC]

----------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                  ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 2 and Bar Chart 2 (Lowest Charge)            YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------

State Street Research Investment Trust
  Division(a)..................................... 2002      $10.51            $ 7.73            0
                                                   2001       10.66             10.51            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Davis Venture Value Division(a)................... 2002       10.31              8.58            0
                                                   2001       10.34             10.31            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Harris Oakmark Large Cap Value Division(a)........ 2002        9.78              8.36            0
                                                   2001        9.64              9.78            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Met/Putnam Voyager Division(a).................... 2002       10.67              7.55            0
                                                   2001       11.09             10.67            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

T. Rowe Price Large Cap Growth Division(a)........ 2002       10.39              7.94            0
                                                   2001       10.48             10.39            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

MetLife Mid Cap Stock Index Division(a)........... 2002        9.85              8.35            0
                                                   2001        9.81              9.85            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                  ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 2 and Bar Chart 2 (Lowest Charge)            YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------

Neuberger Berman Partners Mid Cap Value
  Division(a)..................................... 2002      $ 9.75            $ 8.77            0
                                                   2001        9.61              9.75            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Janus Mid Cap Division(a)......................... 2002       11.35              8.03            0
                                                   2001       11.50             11.35            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

State Street Research Aggressive Growth
  Division(a)..................................... 2002       10.86              7.71            0
                                                   2001       11.04             10.86            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Loomis Sayles Small Cap Division(a)............... 2002       10.22              7.98            0
                                                   2001       10.14             10.22            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Russell 2000(R) Index Division(a)................. 2002       10.17              8.06            0
                                                   2001       10.05             10.17            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

State Street Research Aurora Division(a).......... 2002        9.68              7.58            0
                                                   2001        9.56              9.68            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------------------
                                                        BEGINNING OF YEAR   END OF YEAR      NUMBER OF
METLIFE ASSET BUILDER DEFERRED ANNUITIES                  ACCUMULATION      ACCUMULATION   ACCUMULATION
Table 2 and Bar Chart 2 (Lowest Charge)            YEAR    UNIT VALUE        UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------

T. Rowe Price Small Cap Growth Division(a)........ 2002      $10.68            $ 7.80            0
                                                   2001       10.62             10.68            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Scudder Global Equity Division(a)................. 2002       10.19              8.52            0
                                                   2001       10.22             10.19            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Morgan Stanley EAFE(R) Index Division(a).......... 2002       10.37              8.62            0
                                                   2001       10.61             10.37            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

Putnam International Stock Division(a)............ 2002       10.34              8.49            0
                                                   2001       10.56             10.34            0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

            Year End Accumulation Unit Value

----------------------------------------
(a)Inception Date: December 6, 2001.

(b)The assets of the State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002, are those of State Street Research Income Division.

(c)The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002, are those of Loomis Sayles High Yield Bond Division.

METLIFE
Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve approximately 12 million individuals in the United States and companies and institutions with 33 million employees and members. It also has international insurance operations in 12 countries.

METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the MetLife Asset Builder Variable Annuity Contracts and other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES
This Prospectus describes a type of variable annuity, a Deferred Annuity. These annuities are "variable" because the value of your account varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. Your income payment under your Deferred Annuity may also vary. These payments vary based upon investment performance and market interest rates. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account". With the Fixed Interest Account, your money earns a rate of interest that we guarantee. The Deferred Annuities have a fixed payment option called the Flexible Fixed Income Option. We may make available another fixed payment option called the Basic Fixed Income Option. Under the Flexible Fixed Income Option and the Basic Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA such as the availability of a guaranteed income for life or the death benefits.

The pay-out phase begins when you either take all of your money out of the account or you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."


YOUR INVESTMENT CHOICES
The Metropolitan Fund and the Met Investors Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund and the Met Investors Fund prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The classes of shares available to the MetLife Asset Builder Variable Annuities do not impose any 12b-1 Plan fees.

The investment choices are listed in the approximate risk relationship among the available Portfolios from the most conservative to the most aggressive, with all those within the same investment style listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of


The group Deferred Annuities described in this Prospectus are offered to an employer, association, trust or other group for its employees, members or participants.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.

The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in the approximate order of risk from the most conservative to the most aggressive, with all those within the same investment style listed in alphabetical order.

The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed rate option.

a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

                                           [SNOOPY READING MENU GRAPHIC]
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO
STATE STREET RESEARCH BOND INCOME PORTFOLIO
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
LORD ABBETT BOND DEBENTURE PORTFOLIO
METLIFE STOCK INDEX PORTFOLIO
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO
DAVIS VENTURE VALUE PORTFOLIO
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
MET/PUTNAM VOYAGER PORTFOLIO
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
METLIFE MID CAP STOCK INDEX PORTFOLIO
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO
JANUS MID CAP PORTFOLIO
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
LOOMIS SAYLES SMALL CAP PORTFOLIO
RUSSELL 2000(R) INDEX PORTFOLIO
STATE STREET RESEARCH AURORA PORTFOLIO
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
SCUDDER GLOBAL EQUITY PORTFOLIO
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
PUTNAM INTERNATIONAL STOCK PORTFOLIO

Some of the investment choices may not be available under the terms of the Deferred Annuity. The contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

*   Some of the investment divisions are not approved in your state.

* Your employer, association or other group contract holder limits available investment divisions.

*   We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund or the Met Investors Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities. You pay no transaction expenses (i.e., front end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.

While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
 20

The Metropolitan Fund and the Met Investors Fund are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund. Except for the Janus Mid Cap Portfolio, each Portfolio is "diversified" under the 1940 Act.

The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund or the Met Investors Fund.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

DEFERRED ANNUITIES
This Prospectus describes the following Deferred Annuities under which you can accumulate money:

  * Non-Qualified         * Roth IRAs (Roth
  * Traditional IRA           Individual
    (Individual               Retirement
    Retirement                Annuities)
    Annuities)

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations imposed by the plan may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected.

AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you. These investment strategies are available to you without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM) An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

THE EQUALIZER(SM) You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. Say you choose the MetLife Stock Index Division. If, over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(SM) You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM) You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models.


We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.
          Also, these strategies were designed to help you take advantage of the tax-deferred status of a Non-Qualified annuity.
                                                                  [SAFE GRAPHIC]
                                                                 [SCALE GRAPHIC]
                                                             [PIE CHART GRAPHIC]
                                                                 [GLOBE GRAPHIC]

We may rely on a third party for its expertise in creating appropriate allocations.

THE ALLOCATOR(SM) Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change, as long as it is within 30 days after we receive the request.

AUTOMATED PURCHASE PAYMENTS

If you purchase a Non-Qualified Deferred Annuity, you may be able to elect to have purchase payments made automatically. With "automatic payroll deduction," your employer deducts an amount from your salary and makes the purchase payment for you.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*   Federal tax laws or regulatory requirements;

*   Our right to limit the total of your purchase payments to $1,000,000;

* Our right to restrict purchase payments to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g. $1,000,000); and
*   Participation in the Systematic Withdrawal Program (as described later).

                              [HOUR GLASS GRAPHIC]
You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments.

THE VALUE OF YOUR INVESTMENT
Accumulation units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of the Separate Account charge for each day since the last Accumulation Unit Value was calculated; and

*   Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50; ($10.00 x 1.05 = $10.50 is the new Accumulation Unit Value). The value of your $500 investment is then $525 (50 x $10.50 = $525).

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50; ($10.00 x .95 = $9.50 is the new Accumulation Unit Value). The value of your $500 investment is then $475 (50 x $9.50 = $475).

TRANSFER PRIVILEGE
You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

We reserve the right to restrict transfers to the Fixed Interest Account if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate; or (2) your Fixed Interest Account balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g., $1,000,000).

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

The Deferred Annuity is not designed to permit market timing. Accordingly, we reserve the right to: (1) defer the transfer privilege at any time that we are unable to purchase or redeem shares in the Portfolios, to the extent permitted by law; (2) limit the number of transfers you may make each Contract Year; (3) limit the dollar amount that may be transferred at any one time; (4) charge a transfer fee; and (5) impose limitations and modifications where exercise of the transfer privilege creates or would create disadvantages to other contractholders. Examples of these limitations or modifications include, but are not limited to: (1) imposing a minimum time period between each transfer; and
(2) requiring a signed, written request to make the transfer. In addition, in accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

You may transfer money within your contract. You will not incur current taxes on your earnings as a result of transferring your money.

WE MAY REQUIRE YOU TO:

*   Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

ACCESS TO YOUR MONEY

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*   The percentage or dollar amount of the withdrawal; and

* The investment division (or Fixed Interest Account) from which you want the money to be withdrawn.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes and tax penalties may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis, with the percentage of your Account

Income taxes and tax penalties may apply to any withdrawal you make.

We will withdraw your Systematic Withdrawal Program payments from the Fixed Interest Account or the investment divisions you select either pro rata or in the proportions you request.
 26

Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request.


Changes in the dollar amount, percentage or timing of the payments can be made at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program.

You may request to stop your Systematic Withdrawal Program at anytime. We must receive any request in good order at least 30 days in advance. Although we need your written authorization to begin this program, you may cancel this program at any time by telephone (or over the Internet, if we agree) or by writing to us at your MetLife Designated Office.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

If you would like to receive your Systematic Withdrawal Program payment by the first of the month, you should request that the payment date be the 20th day of the month.

Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option.

CHARGES
There are two types of charges you pay while you have money in an investment division:

*   Separate Account charge and

*   Investment-related charge.

SEPARATE ACCOUNT CHARGE

You pay an annual Separate Account charge that, during the pay-in phase, will not exceed 0.95% of the average value of the amounts in the investment divisions. The rate that applies is stated in your Deferred Annuity contract, and may be less than this maximum rate. We may vary a charge by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. We consider a variety of factors in determining charges, including but not limited to:

*   The nature of the group;

* The method by which sales will be made to the individuals associated with the group;

*   The facility by which premiums will be paid;

*   The group's capabilities with respect to administrative tasks;

*   Our anticipated persistency of the contracts;

*   The size of the group and the number of years it has been in existence; and

* The aggregate amount of premiums we expect to be paid on the contracts owned by the group or by individuals associated with the group.

Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any contract holder.

This charge includes insurance-related charges that pay us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuity may be greater than we estimated. The Separate Account charge also pays us for distribution costs to both our licensed salespersons and other broker-dealers and miscellaneous administrative costs. These administrative costs which we incur include financial, actuarial, accounting and legal expenses.

The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges every time we calculate the Accumulation Unit Value.
The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges every time we calculate the Accumulation Unit Value.
 28

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment manager for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. None of the shares available to the Deferred Annuity has 12b-1 Plan fees. The percentage you pay for the investment-related charge depends on which divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Our practice is generally to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments any taxes (including, but not limited, to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

WITHDRAWAL CHARGES

There are no withdrawal charges.

FREE LOOK

You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Again, depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies).

If you intend to purchase the Deferred Annuity for use with a Traditional IRA or Roth IRA, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.

If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

   *   Your Account Balance;

   *   The total of all of your purchase payments less any partial withdrawals;
       and

   * Your highest Account Balance as of the end of your fifth contract anniversary and at the end of every other fifth anniversary, less any later partial withdrawals, fees and charges.

Subject to state approval, for a Deferred Annuity purchased after April 30, 2003, if you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

1.  Your Account Balance; or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal; or

3. "Highest Account Balance" as of the end of each fifth contract anniversary, determined as follows:

   *   At issue, the highest Account Balance is your initial purchase payment;

   *   Increase the highest Account Balance by each subsequent purchase payment;

   * Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

   * On each fifth contract anniversary, compare the (1) then highest Account Balance to the (2) current Account Balance and (3) total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal and set the Account Balance equal to the highest of the three.

EXAMPLE:

---------------------------------------------------------------------------------
                                          DATE                    AMOUNT
                                 ------------------------ ------------------------
  A      INITIAL PURCHASE               10/1/2003                $100,000
         PAYMENT
---------------------------------------------------------------------------------
  B      ACCOUNT BALANCE                10/1/2004                $104,000
                                     (FIRST CONTRACT
                                      ANNIVERSARY)
---------------------------------------------------------------------------------
  C      DEATH BENEFIT               AS OF 10/1/2004             $104,000
                                                          (= GREATER OF A AND B)
---------------------------------------------------------------------------------
  D      ACCOUNT BALANCE                10/1/2005                 $90,000
                                    (SECOND CONTRACT
                                      ANNIVERSARY)
---------------------------------------------------------------------------------
  E      DEATH BENEFIT                  10/1/2005                $100,000
                                                          (= GREATER OF A AND D)
---------------------------------------------------------------------------------
  F      WITHDRAWAL                     10/2/2005                 $9,000
---------------------------------------------------------------------------------
  G      PERCENTAGE REDUCTION           10/2/2005                   10%
         IN ACCOUNT BALANCE                                       (= F/D)
---------------------------------------------------------------------------------
  H      ACCOUNT BALANCE AFTER          10/2/2005                 $81,000
         WITHDRAWAL                                              (= D - F)
---------------------------------------------------------------------------------
  I      PURCHASE PAYMENTS                AS OF                   $90,000
         REDUCED FOR WITHDRAWAL         10/2/2005             [= A - (A X G)]
---------------------------------------------------------------------------------
  J      DEATH BENEFIT                  10/2/2005                 $90,000
                                                          (= GREATER OF H AND I)
---------------------------------------------------------------------------------
  K      ACCOUNT BALANCE                10/1/2008                $125,000
---------------------------------------------------------------------------------
  L      DEATH BENEFIT (HIGHEST      AS OF 10/1/2008             $125,000
         ACCOUNT BALANCE)          (FIFTH ANNIVERSARY)    (= GREATER OF I AND K)
---------------------------------------------------------------------------------
  M      ACCOUNT BALANCE                10/2/2008                $110,000
---------------------------------------------------------------------------------
  N      DEATH BENEFIT                    AS OF                  $125,000
                                        10/2/2008         (= GREATEST OF I, L, M)
---------------------------------------------------------------------------------

Note to Example

    Account Balances on 10/1/05 and 10/2/05 are assumed to be equal prior to the withdrawal.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. We may also offer other options for distribution of the death benefit if permitted under the tax law.

Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Balance is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance.) There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers.

If the beneficiary is your spouse, he/she may be substituted as the owner of the Deferred Annuity and continue the contract. In that case, the Account Balance will be reset to equal the death benefit on the date the beneficiary continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance.) If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include Highest Account Balance as of the end of your fifth contract anniversary and at the end of every other fifth anniversary, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the contract.

Where there are multiple beneficiaries, we will value the death benefit as of the time the first beneficiary submits the necessary documentation in good order.

Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

INCOME PAY-OUT OPTIONS

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. The following sections describe the income pay-out options that are currently available. However the pay-out options may not be available in all states.

 The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.


                                                     [SNOOPY SUNBATHING GRAPHIC]
 32

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period; and

*   A fixed dollar payment or a variable payment.

Your income option provides you with a regular stream of payments for either your lifetime or for the lifetimes of two people or over a specified period.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under a fixed income option.

By the date specified in your contract, if you do not either elect to continue the contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a lifetime income annuity with a 10 year guarantee period. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Flexible Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, then we may treat your silence as a request to continue your Deferred Annuity, to the extent permitted by law.

INCOME PAYMENT TYPES

We provide you with a wide variety of income payment types to suit a range of personal preferences.

There are three people who are involved in payments under your pay-out phase:

* Owner: the person or entity which has all rights including the right to direct who receives payment. (Typically, the owner under a group contract permits the annuitant to choose a beneficiary.)

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments or a lump sum, if any, if the owner dies.

Your income payment amount will depend in large part on your choices. For lifetime types, the age and sex of the measuring lives (annuitants) will also be considered. Whether you choose a withdrawal option will also be considered. For example, if you select a pay-out type guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out type with payments over only your lifetime. Typically, income payment types which have a withdrawal option will result in lower income payments than if you had chosen an income payment type without this feature. We reserve the right to limit, modify or stop issuing any of the income types currently available based upon legal requirements or other considerations. The following income payment


You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis.

Many times the Owner and the Annuitant are the same person.

types are currently available. We may limit income payment types offered to meet federal tax law requirements.

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living. No income payments are made once the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed income payments have been made, income payments are made to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. No income payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY LIMITED TO A SPECIFIED PERIOD: A variable income that continues as long as the annuitant lives up to a designated number of years. No income payments are made once the annuitant is no longer living or the specified period has elapsed.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that continues as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living.


In that event, the income payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No income payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed income payments have been made, income payments are made to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. If one annuitant dies after the guarantee period has expired, income payments continue to be made to the living annuitant. In that event, income payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No income payments are made once the guarantee period has expired and both annuitants are no longer living.

INCOME ANNUITY FOR A GUARANTEE PERIOD: A variable income that continues for a guaranteed period of up to 30 years. If the annuitant dies before all income payments have been made, income payments are paid to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. No income payments are made once the guarantee period has expired. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income type.

When deciding how to receive income, consider:

- The amount of income you need;

- The amount you expect to receive from other sources;

- The growth potential of other investments; and

- How long you would like your income to last.

                                                     [SNOOPY UNDER PALM GRAPHIC]
 34

WITHDRAWAL OPTION

Subject to MetLife's underwriting requirements, we may make available a withdrawal option. If the withdrawal option is available under your income payment type, you can choose to add this optional withdrawal feature. The decision to add this feature is made at annuitization and is irrevocable. The withdrawal option may not be available in all states. This feature varies by your income payment type (described above) and whether you purchase your Deferred Annuity with pre-tax or post-tax dollars.

Please refer to the discussion in the Tax Section of this Prospectus concerning the possibility that the choice of a pay-out on this withdrawal option or the exercise of this option may result in the pay-out not satisfying minimum distribution requirements.

Please also refer to the Tax Section of this Prospectus for a discussion of other possible adverse tax consequences as a result of the exercise of the withdrawal option, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.

Please note that the purchase of the withdrawal option may not be appropriate under certain deferred compensation or severance arrangements of an employer (including eligible Section 457(b) plans of tax-exempt employers). The mere availability of such a benefit may result in the immediate taxation to the employee of the entire benefit. Additionally, the withdrawal feature may not be appropriate under defined benefit plans.

DURING THE FIRST TWO YEARS IN THE PAY-OUT PHASE

You may withdraw up to an amount equal to the "fair market value" of your future income payments during the first two years you are in the pay-out phase of the Deferred Annuity. We calculate the "fair market value" as follows:

*   First, we update the adjustment factor as of the date of the withdrawal;

* Then we determine what your revised income payment would be based on that updated adjustment factor;

* Then we calculate the maximum permissible withdrawal amount by multiplying the revised income payment by an updated annuity purchase rate, which has been adjusted to reflect the value of the withdrawal feature.

If you withdraw this maximum amount during the first two years, there will be no value left in your annuity. Consequently, we will then have no further obligations to you; you will receive no further income payments.

If you withdraw less than the maximum amount permitted, each future income payment will be reduced proportionately by the percentage equal to the ratio of your withdrawal amount to the maximum permitted withdrawal amount.

AFTER THE FIRST TWO YEARS IN THE PAY-OUT PHASE

You may make withdrawals after the first two years following annuitization only if you purchased a Non-Qualified Deferred Annuity with post-tax dollars with one of the following income payment types that provides for a period of guaranteed payments:

*   Lifetime Income Annuity with a Guarantee Period;

*   Lifetime Income Annuity for Two with a Guarantee Period; or

*   Income Annuity for a Guarantee Period.

You may withdraw on a cumulative basis up to an amount equal to 75% of the "withdrawal value" of the payments in the guarantee period under your income payment type. When we calculate the "withdrawal value" of these payments, we use the "fair market value" calculation previously described except that in the third step the maximum permissible withdrawal calculation uses an updated annuity purchase rate that reflects only the payments in the remaining guarantee period for your income payment type.

Each future income payment after a withdrawal during the guarantee period will be reduced proportionately by the percentage equal to the ratio of the withdrawal amount to the full "withdrawal value" of the payments in the guarantee period under your income payment type at the time of the withdrawal. You may make an unlimited number of withdrawals during the guarantee period as long as no withdrawal reduces your remaining income payments during the guarantee period to less than 25% of what those payments would have been had no withdrawals been made during the guarantee period. Any income payments payable after the guarantee period will not be reduced for the withdrawals you made.

REQUESTING A WITHDRAWAL

At your request, we will determine for you the maximum amount available for withdrawal and the amount by which your income payments would be reduced if a particular withdrawal were taken.

You generally may make a withdrawal on any business day during the permitted withdrawal period.

Your withdrawal request must be in good order and completed prior to the close of the Exchange on a business day if you want the withdrawal to take place on that day. All other withdrawals will be processed on the next business day. Unless you tell us otherwise, we will take the withdrawal proportionately from each investment division, Basic Fixed Income Option and the Flexible Fixed Income Option in which you then had an allocation.

A processing fee of $95 will be deducted from each withdrawal. Withdrawals must be at least $1,000. If any withdrawal during the first two years after purchase would decrease total expected annual payments below $1,200, then we will consider this to be a request for a full withdrawal.

If you choose an income payment type with this feature, the amount of the income payments you receive will be lower than what you would have received had you chosen an income payment type without this feature.

The amount by which your income payments will be reduced will depend upon your life expectancy during the permitted withdrawal period, the income type you choose and the amount applied to provide the payments.

We reserve the right to limit, reduce or eliminate this option in the future where required to comply with Federal tax law or to protect you and other contract holders in the investment divisions from adverse tax consequences.

HOW THE VARIABLE INCOME PAY-OUT OPTION DIFFERS FROM OTHER INCOME PAY-OUT OPTIONS

Income pay-out options generally come in two varieties, fixed or variable. The income pay-out option provided by the investment divisions of this variable annuity does not fall squarely in either of these traditional categories.


A fixed income pay-out option provides guaranteed payments based on a fixed rate of return that typically reflects market interest rates at the time of purchase. The amount of each payment is fixed for the duration of the income pay-out option. A fixed income pay-out option provides you with the security of a guaranteed income but does not protect your income payments from the negative impact of inflation over time.

A variable income pay-out option provides payments which vary based on the net investment performance of underlying portfolios of stocks and bonds relative to a benchmark, commonly termed the assumed investment return (AIR). This benchmark is constant for the duration of the annuity. To the extent that the net investment performance exceeds the benchmark, income payments go up. Conversely, if the net investment performance is below the benchmark, income payments go down. Despite the risk you bear of lower payments, the economic assumption underlying a typical variable income pay-out option is that over the long term the stock and bond investment returns will outperform the guaranteed interest rate of a typical fixed income pay-out option.

If market interest rates at the time a variable income pay-out option is selected exceed the stated AIR, then the payments under a fixed income pay-out option generally will be greater than the initial

[HOURGLASS WITH DOLLAR GRAPHIC]
variable payment under the variable income pay-out option. There are two reasons for the higher fixed income pay-out option payment. First, higher interest rates yield higher income payments. Second, a variable income pay-out option typically assumes a relatively low AIR which increases the likelihood of rising income payments over time. Even though the initial payment under a variable income pay-out option may be lower than payments under the fixed income pay-out option, variable income payments may increase over time (although they may decrease as well). Therefore, variable income pay-out options provide potential protection against inflation.

The income pay-out option under the Deferred Annuity has both fixed and variable income options. The Flexible Fixed Income Option and the Basic Fixed Income Option work like a fixed annuity. If you want the security of a guaranteed income you may allocate a portion or all of your income payments to the Flexible Fixed Income Option and the Basic Fixed Income Option. You may also have a portion or all of your income payment allocated to the variable investment divisions.

The variable income pay-out option contains features of both fixed and variable income pay-out options, but also has key differences:

* The initial variable income payment is comparable to that provided by a fixed income pay-out option, because it uses a benchmark interest rate (the specified interest rate) that reflects market interest rates. Subsequent income payments vary based on net investment performance relative to the benchmark interest rate and the impact of changes to the benchmark interest rate.

* Unlike a traditional variable income pay-out option, which has a constant benchmark rate (the AIR) and a variable investment component, this pay-out option has both a variable benchmark interest rate and variable investment component.

* This pay-out option is also different from other traditional income pay-out options because you may move the source of income payments back and forth between the Flexible Fixed Income Option and the investment divisions. This feature allows you to select an asset allocation based on your risk tolerance and adjust it over time with periodic rebalancing. Some other variable income pay-out options have a fixed option. However, these typically do not allow fixed option payments to be reallocated to the variable option.

COMPARISON (FOR THESE PURPOSES, THE FLEXIBLE FIXED INCOME OPTION AND THE SEPARATE ACCOUNT INVESTMENT DIVISIONS ONLY)

                  TRADITIONAL FIXED  TRADITIONAL VARIABLE       METLIFE ASSET BUILDER
                   INCOME PAY-OUT       INCOME PAY-OUT         INCOME VARIABLE PAY-OUT
FEATURE                OPTION               OPTION                     OPTION
------------------------------------------------------------------------------------------
Return            Fixed              Constant - Assumed    Varies - specified interest
Assumption                           Investment Return     rate (based on market interest
                                     (AIR)                 rates)
------------------------------------------------------------------------------------------
Who Bears Risk
  Investment      Not applicable     You                   You
  Performance
  Interest Rate   Issuer             Not applicable        You
------------------------------------------------------------------------------------------
Amount of         Based on market    Based on the AIR      Based on specified interest
Initial Payment   interest rates     (generally, less      rate (based on market interest
                                     than a fixed          rates)
                                     annuity)
------------------------------------------------------------------------------------------
Subsequent        Fixed-guaranteed   Varies - based on     Varies - based on net
Income                               net investment        investment performance relative
Payments                             performance relative  to the prior specified interest
                                     to AIR                rate and impact of change in
                                                           the specified interest rate
------------------------------------------------------------------------------------------
Transfers         Not applicable     Limited or            Permitted
between funding                      Prohibited
options
(including
Flexible Fixed
Income Option)
------------------------------------------------------------------------------------------
Asset Allocation  Not applicable     Generally, limited    Permitted
and Rebalancing                      to variable options
------------------------------------------------------------------------------------------

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

CALCULATING YOUR INCOME PAYMENTS

The variable income payments you receive are calculated based on the investment factor for each investment division you select and the interest factor. We reflect the combined impact of these two factors in the adjustment factor. How much your variable income payment will change from one payment to the next payment and whether the income payment goes up or down depends on the adjustment factor calculated for each of the investment divisions on the Valuation Date. For each income payment, we determine an adjustment factor (a number) for each investment division which you have selected. The amount of your income payment goes up from your last income payment when the adjustment factor is more than one; the amount of your income payment goes down when the adjustment factor is less than one. You can verify the amount of your current income payment by multiplying your last calculated income payment for an investment division by the current adjustment factor for that investment division.

INITIAL INCOME PAYMENT

The initial income payment for an investment division is a hypothetical amount which is calculated based upon the current annuity purchase rate. Before we determine your initial income payment, we reduce the portion of your Account Balance you want to take as an income payment by premium taxes. We further reduce the purchase payment by any amount allocated to the fixed payment options: the Flexible Fixed Payment Option and the Basic Fixed Payment Option. The hypothetical amount will be the first income payment you will receive only if your first income payment is payable within 10 days. If your first income payment is payable more than 10 days later, the amount of the first income payment you receive will be different from the initial income payment calculated. In this case, the amount of your first income payment will be calculated using the method described in the next section (Subsequent Income Payments).

SUBSEQUENT INCOME PAYMENTS

Subsequent income payments depend on the net investment performance of the investment divisions you choose and changes in the specified interest rate. The impact of these market factors are reflected in an adjustment factor that is calculated for each investment division. Whether your income payment increases or decreases will depend upon the adjustment factor calculated for each investment division you choose.

Subsequent income payments are calculated on each valuation date by multiplying the income payment for an investment division on the last valuation date by the adjustment factor for that investment division. If you choose more than one investment division, your variable income payment will be the sum of the income payments from each investment division. The valuation date is typically 10 days prior to the date your income payment is due.
ADJUSTMENT FACTOR

The adjustment factor used to calculate your income payments has two components: the investment factor and the interest factor. We compute a number for each of these factors and multiply these numbers together to produce an adjustment factor for each investment division on each valuation date. Generally, to the extent that the net investment performance exceeds the specified interest rate, the investment factor will tend to increase your income payment.


The adjustment factor has two components: the investment factor and the interest factor.
 40

Similarly, when there is an increase in the specified interest rate relative to the prior period's specified interest rate, the interest factor will tend to increase your income payments. However, the investment factor and interest factor may have opposite impacts which will cause the components that comprise the adjustment factor to offset each other. Following is a more in depth discussion of these factors.

INVESTMENT FACTOR

The investment factor reflects an investment division's net investment performance as compared to the specified interest rate effective on the prior valuation date. Setting aside the impact of the interest factor, if an investment division's annualized net investment performance is more than the specified interest rate on the prior valuation date, this increases your income payment. In this case, the investment factor will have a value more than one. Conversely, setting aside the impact of the interest factor, if an investment division's annualized net investment performance is less than the specified interest rate on the prior valuation date, this decreases your income payment. In this case, the investment factor will have a value less than one.

TO SUMMARIZE:
If an investment division's    Then the investment
annualized net investment      factor (assuming the     Value of the investment
performance is                 interest factor is 1)    factor is
More than the prior            Increases your income    More than 1
specified interest rate        payment

Equal to the prior             Keeps your income        Equal to 1
specified                      payment the same
interest rate

Less than the prior            Decreases your income    Less than 1
specified interest rate        payment

DETERMINING THE INVESTMENT FACTOR

We separately determine the investment factor for each investment division you choose on each valuation date.

The investment factor for an investment division is based upon the net investment performance for that division. This is how we calculate the investment factor for each investment division.

     -- First, we determine the investment performance (reflecting any investment-related charge) for the underlying Portfolio from the previous valuation date to the current valuation date;

     -- Next, we subtract the daily equivalent of the Separate Account charge for each day since the last valuation date. This number is the net investment performance for the investment division.

     -- Then, we multiply by an adjustment based on the specified interest rate in effect on the last valuation date for each day since that last valuation date. This number is the investment factor for the current valuation date.

INTEREST FACTOR

The interest factor reflects the impact of changes in the value of the specified interest rate from the prior valuation date to the current valuation date. Setting aside the impact of the investment factor, if the specified interest rate increases from the prior valuation date to the current valuation date, this increases your income payment. In this case, the value of the interest factor is more than one. Again, setting aside the impact of the investment factor, if the specified interest rate decreases from the prior valuation date to the current valuation date, this decreases your income payment. In this case, the value of the interest factor is less than one.

TO SUMMARIZE:               Then the interest factor
If the current specified    (assuming the investment    Value of the interest
interest rate is            factor is 1)                factor is
More than the prior         Increases your income       More than 1
specified interest rate     payment

The same as the prior       Keeps your income           Equal to 1
specified interest rate     payment the same

Less than the prior         Decreases your income       Less than 1
specified interest rate     payment

DETERMINING THE INTEREST FACTOR

     -- First, we determine the annuity purchase rate based on the specified interest rate in effect as of the prior valuation date. This annuity purchase rate is updated to reflect your age, where relevant, and future income payments.

     -- Next, we perform the same calculation to determine a new annuity purchase rate based on the specified interest rate updated to the current valuation date for all future income payments.

     -- Then, we divide the annuity purchase rate we calculated in the first step by the annuity purchase rate we calculated in the second step. The resulting number is the interest factor for the current valuation date.

THE EFFECT OF THE ADJUSTMENT FACTOR

Whether your income payment will increase or decrease depends on how the investment factor and the interest factor work together. If each of them is more than one, your income payment will increase. If each of them is less than one, your income payment will decrease. If one of them has an increasing effect and the other has a decreasing effect, whether your income payment will increase or decrease will depend on which factor has the bigger impact.

     The interest factor changes based on fluctuations in the specified interest rate.

 Each investment division has a different investment factor. The interest factor is the same for all investment divisions.

When the adjustment factor is more than one, your income payment will increase. When the adjustment factor is less than one, your income payment will decrease.
 42

To determine how the investment factor and the interest factor work together to change your income payment, we multiply them to produce the adjustment factor. When the adjustment factor is more than one, your income payment will increase. When the adjustment factor is less than one, your income payment will decrease.

TO SUMMARIZE:
If the adjustment factor is:      Your income payment will:
More than 1                       Increase
Equal to 1                        Stay the same
Less than 1                       Decrease

EXAMPLES OF INCOME PAYMENT CALCULATIONS

Below are some examples of the income payment calculation for an investment division reflecting the combined effect of the interest factor and investment factor.

                                                 Prior
Interest       Investment       Adjustment       Income         Current Income
Factor         Factor           Factor           Payment        Payment
1.01000(@)  x  (@)1.00225   =   (@)1.01227   x   $500.00    =   $506.14(@)
1.00553(@)  x  (!)0.99857   =   (@)1.00409   x   $506.14    =   $508.21(@)
0.98800(!)  x  (@)1.01105   =   (!)0.99892   x   $508.21    =   $507.66(!)
0.99937(!)  x  (!)0.98788   =   (!)0.98726   x   $507.66    =   $501.19(!)

---------------
(@) arrow pointing up

(!) arrow pointing down

REALLOCATION
You can reallocate among investment divisions and the Flexible Fixed Income Option or to the Basic Fixed Income Option. You may not reallocate amounts from the Basic Fixed Income Option. There is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying assets we have designated to generate your income payments.

For us to process a reallocation, you must tell us:

* For each investment division (or Flexible Fixed Income Option), the percentage reduction (not dollar amount) in your current allocation necessary to achieve the new allocation you want for future income payments; and

* The investment divisions (or Flexible Fixed Income Option and Basic Fixed Income Option) to which you want to increase the allocation and the percentage of the total reallocation amount by which you want to increase them.

We may require that you use our forms to make reallocations.

Each Fund may restrict or refuse purchases or redemption of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.
We reserve the right to: (1) defer a reallocation at any time that we are unable to purchase or redeem shares in the Portfolios, to the


If you chose more than one investment division, your new variable income payment is the sum of the amounts determined for each investment division.

[WOODSTOCK AND SCALES GRAPHIC]
extent permitted by law; (2) limit the number of reallocations you may make each Contract Year; (3) limit the dollar amount that may be reallocated at any one time; (4) charge a reallocation fee; and (5) impose limitations and modification where exercise of the reallocation privilege creates or would create disadvantages to other contractholders. Examples of these limitations or modifications include, but are not limited to: (1) imposing a minimum time period between each reallocation; and (2) requiring a signed written request to make the reallocation.

Your reallocation request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other reallocation requests in good order will be processed on the next business day.

When you request a reallocation, we first update the adjustment factor as of the date of the reallocation and determine what a revised income payment amount would be based on that updated adjustment factor. We then determine the revised allocation of future income payments based on the new percentages you selected. Thus, if your most recent income payment attributable to an investment division was $100, the revised income payment as of the date of reallocation is $95, and you asked us to move 30% from that investment division, we would reallocate $28.50 (30% of $95). This would leave an income payment of $66.50 in that investment division as of the reallocation date. When we calculate the next income payment, we would determine the new income payment amount based on net investment performance and specified interest rate change from the reallocation date to the next valuation date.

Income payments under the Basic Fixed Income Option may differ from income payments as described in this Prospectus. It is not clear whether the effect of such a transfer to the Basic Fixed Income Option will satisfy minimum distribution requirements. Please see the Tax Section of this Prospectus.

CHARGES

You continue to pay the Separate Account charge and the applicable investment-related charge during the pay-out phase of the Deferred Annuity. Charges are not deducted directly from your income payment. The charges are applied when we calculate the investment factor. The charges during the pay-in phase and pay-out phase may be different. However, the annual Separate Account charge can never be greater than 1.25% of the average value of the amounts in the investment divisions.

WITHDRAWAL PROCESSING FEE

During the pay-out phase of the Deferred Annuity, a withdrawal processing fee of $95 will be deducted from each withdrawal.

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check or wire made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value is not calculated or that is not a valuation date, or

*   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value is calculated or on the next valuation date.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities, your employer, or the group in which you are a participant or member must identify you to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

Generally, your requests including all subsequent purchase payments are effective the day we receive them at your MetLife Designated Office in good order.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile. We reserve the right, in our sole discretion, to refuse, to impose modifications on, to limit or to reverse any transaction request where the request would tend to disrupt contract administration or is not in the best interest of the contract holders or the Separate Account, including, but not limited to, any transaction request that we believe in good faith constitutes market timing. We reserve the right to impose administrative procedures to implement these rights. Such procedures include, but are not limited to, imposing a minimum time period between transfers or requiring a signed, written request to make a transfer. If we reverse a transaction we deem to be invalid, because it should have been rejected under our procedures but was nevertheless implemented by mistake, we will treat the transaction as if it had not occurred.

If mandated by applicable law, including, but not limited, to Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits until instructions are received by the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may request a variety of transactions and obtain information by telephone virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Likewise, in the future, you may be able to request a variety of transactions and obtain information through Internet access, unless prohibited by state law. Some of the information and transactions accessible to you include:

*   Account Balance

*   Unit Values

*   Current rates for the Fixed Interest Account

*   Transfers

*   Changes to investment strategies

*   Changes in the allocation of future purchase payments

*   Payment reallocations under the pay-out option.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation Unit Value or net investment performance is not calculated or after the


You may authorize your sales representative to make telephone transactions on your behalf. You must complete our form and we must agree.
 46
close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, errors, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under automated investment strategies), we will cancel the request and pay your beneficiary the death benefit instead. If the beneficiary is your spouse and if the contract permits, your spouse may be substituted as the purchaser of the Deferred Annuity and continue the contract. Your beneficiary may continue to hold a Traditional IRA Deferred Annuity in your name for his/her benefit. If you are receiving income payments, we will cancel any outstanding request and continue making payments to your beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint annuitant.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept requests that we believe in good faith constitute market timing transactions from you or any other third party. In addition, we reserve the right not to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners, including those who engage in market timing transactions.

VALUATION -- SUSPENSION OF PAYMENTS

We determine the Accumulation Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities. Subject to our procedure, we will make withdrawals and transfers at a later date, if you request. If your withdrawal request is to elect a variable income pay-out option under your Deferred Annuity, we base the amount you receive on the next valuation date. All transactions in the pay-out phase are processed on the next valuation date.

We reserve the right to suspend or postpone payment for a withdrawal or transfer (reallocation) when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

PAY-IN PHASE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value," "average annual total return" or some combination of these terms.


All performance numbers are based upon historical information. These numbers are not intended to indicate future results.
 48

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION UNIT VALUE is calculated by determining the percentage change in the value of an accumulation unit for a certain period. These numbers may also be annualized. Change in Accumulation Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the highest possible Separate Account charge.

AVERAGE ANNUAL TOTAL RETURN calculations reflect all investment-related and Separate Account charges. These figures also assume a steady annual rate of return.

We may also show change in accumulation unit value with the applicable lower Separate Account charge when that performance is accompanied by average annual total return. We may show "non-standard" average annual total return with an applicable, lower Separate Account charge.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation, we may assume the Deferred Annuities were in existence prior to the inception date. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund and Met Investors Portfolios. We use the actual accumulation unit data after the inception date.

Past performance is no guarantee of future results.

PAY-OUT PHASE
We periodically advertise the performance of the investment divisions prior to any calculation that incorporates the interest factor or annuity purchase rates (i.e., net investment return, less the Separate Account charge). You may get performance information from a variety of sources including your quarterly statements, the Internet, annual reports and semiannual reports.

We may state this performance in terms of "yield," "change in value" or "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN VALUE is calculated by determining return for a certain period. These numbers may also be annualized.

Both yield and change in value reflect investment-related and the highest possible Separate Account charges.

AVERAGE ANNUAL TOTAL RETURN calculations reflect all investment-related and Separate Account charges. These figures also assume a steady annual rate of return.

Average annual total return calculations reflect the highest possible Separate Account charge.

We may also show change in value and annualized change in value with the applicable, lower Separate Account charge when that performance is accompanied by average annual total return. We may show "non-standard" average annual total return with an applicable, lower Separate Account charge when the performance is accompanied by average annual total return.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical specified interest rates and the applicable annuity purchase rates, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the investment and interest factors and deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the investment and interest factors and the investment-related charge. We may assume that the Deferred Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Deferred Annuity and historical rates for the specified interest rate.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical specified interest rates and the applicable annuity purchase rates, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge, and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the investment and interest factors and the investment-related charge.

Any illustration should not be relied upon as a guarantee of future results.

CHANGES TO YOUR DEFERRED ANNUITY

We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws including limiting the number, frequency or types of transfers permitted).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity concerning the Metropolitan Fund or the Met Investors Fund proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund or the Met Investors Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES

All Deferred Annuities are sold through individuals who are our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The commissions we pay may range up to 3% of purchase payments or up to 0.50% of assets annually.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we may pay an amount up to 3% of the total Account Balances of the Deferred Annuities. These asset based commissions compensate the sales representative for servicing the Deferred Annuities.

                      [SNOOPY AND WOODSTOCK SHAKE GRAPHIC]
 52

FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

YOUR SPOUSE'S RIGHTS

If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY

We may cancel your Deferred Annuity only if we do not receiveany purchase payments from you for 120 days after we issue your Deferred Annuity. We may also cancel your Deferred Annuity if we do not receive any purchase payments for over 36 consecutive months and your Account Balance is less than $2,000. We will only do so to the extent allowed by law.

If we do cancel your Deferred Annuity, we will return the full Account Balance. Federal tax law may impose additional restrictions on our right to cancel your IRA and Roth IRA Deferred Annuity.

INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any of the transactions under your Deferred Annuity satisfy applicable tax law.

Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010.

[SNOOPY WITH TAX BILL GRAPHIC]
Simply stated, Federal income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.

Where otherwise permitted under the Deferred Annuities, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax laws, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL

Deferred annuities are a means of setting aside money for future needs -- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does provide you additional insurance benefits such as guaranteed income for life.

WITHDRAWALS

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

When money is withdrawn from your contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of:

*   annuity you purchase (e.g., Non-Qualified or IRA), and

*   pay-out option you elect.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

WITHDRAWALS BEFORE AGE 59 1/2

If you receive a taxable distribution from your contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                 Type of Contract
                                         ---------------------------------
                                           Non-            Trad.      Roth
                                         Qualified          IRA       IRA
                                         ---------         -----      ----
In a series of substantially equal
payments made annually (or more
frequently) for life or life
expectancy (SEPP)                              x              x         x

After you die                                  x              x         x

After you become totally disabled
(as defined in the Code)                       x              x         x

To pay deductible medical expenses                            x         x

To pay medical insurance premiums
if you are unemployed                                         x         x

To pay for qualified higher
education expenses, or                                        x         x

For qualified first time home
purchases up to $10,000                                       x         x

After December 31, 1999 for IRS
levies                                                        x         x

Certain immediate income annuities
providing a series of substantially
equal periodic payments made
annually (or more frequently) over
the specified payment period                   x

If you have not attained age 59 1/2 and you exercise the withdrawal option, the taxable portion of the additional payment will generally be subject to the 10% penalty tax. Any future income payments you receive may also be subject to the 10% penalty tax. Consult your tax advisor.

If you have not attained age 59 1/2 at the time income payments started and intend to use the income payments made under the Deferred Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of the withdrawal option prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received.

SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the

[PIGGY BANK GRAPHIC]
retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

NON-QUALIFIED ANNUITIES

* Purchase payments to Non-Qualified Contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the contract.

* Your Non-Qualified Contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.

* Consult your tax advisor prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

* When a non-natural person owns a Non-Qualified Contract, the annuity will generally not be treated as an annuity for tax purposes and thus lose the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* Where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest payments.

* Annuities issued after October 21, 1988 by the same insurance company (or an affiliate) in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

* Where otherwise permitted under the Deferred Annuity, pledges and other types of transfers of all or a portion of your Account Balance may result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards


 After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.
 56
would result in immediate taxation to contract holders of gains under their contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

     -- Possible taxation of transfers between investment divisions or reallocations from an investment division to the Fixed Interest Account or fixed income options.

     -- Possible taxation as if you were the owner of your portion of the Separate Account's assets.

     -- Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under federal tax law and to protect you and others having a beneficial interest in the investment divisions from adverse tax consequences.

PURCHASE PAYMENTS

Although the Code does not limit the total amount of your purchase payments, your contract may have a limit.

PARTIAL AND FULL WITHDRAWALS

Generally, when you make a partial withdrawal from your non-qualified annuity, the Code treats such a withdrawal as:

*   First coming from earnings (and thus subject to income tax); and

*   Then from your purchase payments (which are not subject to income tax).

* In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

INCOME ANNUITY PAYMENTS

Different tax rules apply to payments made generally pursuant to a pay-out option under your contract. They are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as:

*   A non-taxable return of your purchase payments; and

*   A taxable payment of earnings.

The IRS has not approved the use of an exclusion ratio when only part of an account balance is used to convert to income payments.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable annuity where reallocations are permitted between investment divisions or between an investment division and a fixed income option.

We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

These rules also apply to income payments made to your beneficiary as a death benefit.

Under the Code, withdrawals or income payments from Non-Qualified annuities need not be made by a particular age. However, it is possible that the IRS may determine that you must take a lump sum withdrawal or elect to receive income payments by a certain age (e.g., 85).

EXERCISE OF WITHDRAWAL OPTION

If the contract is terminated as a result of the exercise of the withdrawal option during the pay-out phase, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax contributions.

It is uncertain how amounts received under the exercise of the withdrawal option where income payments are continuing are taxed. Exercise of the withdrawal option may adversely impact the amount of subsequent payments which can be treated as a non-taxable return of investment. We intend to recompute the unrecovered investment in the annuity after the withdrawal and allocate this amount over the remaining income payments. However, it is conceivable that the IRS may impose a different methodology which would result in a different taxable amount of each income payment.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die during the pay-in phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner he or she may elect to continue as "owner" of the contract.


If you die during the pay-in phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner he or she may elect to continue as "owner" of the contract.
 58

If you die before the annuity starting date, as defined under Treasury Regulations, we must make payment of your entire interest in the contract within five years of the date of your death or begin payments for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as "owner" of the contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint owners, the above rules will be applied on the death of any owner.

When the owner is not a natural person, these rules will be applied on the change or death of any annuitant.

INDIVIDUAL RETIREMENT ANNUITIES
[TRADITIONAL IRAS AND ROTH IRAS]

GENERAL

The sale of a contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA contracts may not invest in life insurance. The Deferred Annuity offers death benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The IRS has not yet reviewed the contract for qualification as a Traditional or Roth IRA, nor has it addressed in a ruling of general applicability whether a death benefit exceeding the greater of the purchase payments or the account balance at the time of death conforms with IRA qualification requirements. Disqualification of the Deferred Annuity as an IRA could result in the immediate taxation of amounts held in the contract and other adverse tax consequences.

Consult your tax advisor prior to the purchase of the contract as a Traditional IRA or Roth IRA.

Your total annual contributions to all your Traditional and Roth IRAs may not exceed the lesser of 100% of your "compensation" as defined by the Code, or the deductible amount each year ($3,000 for 2003 for individuals under age 50).

The Economic Growth and Tax Relief Reconciliation Act of 2001 has made certain changes to IRAs, including:

* increasing the contribution limits for Traditional and Roth IRAs, starting in 2002;

*   adding "catch-up" contributions for taxpayers age 50 and above; and

*   adding expanded portability and tax-free rollover opportunities.

*   All these changes are scheduled to expire after 2010.

You should consult your tax advisor regarding these changes.

Generally, except for Roth IRAs, your IRA can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Deductible or pre-tax purchase payments will be taxable when distributed from the contract.

*   You must be both the owner and the annuitant under the contract.

* Your annuity is generally not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the contract.


* You can transfer your IRA proceeds to a similar IRA, certain qualified retirement plans (or a SIMPLE IRA to a Traditional IRA after two years) without incurring Federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Generally:

* Except for permissable rollovers and direct transfers, purchase payments to Traditional and Roth IRAs are limited to the lesser of 100% of compensation or the deductible amount each year ($3,000 for 2003-2004 for individuals under age 50). This amount increases to $4,000 for tax years 2005-2007 and reaches $5,000 in 2008 (adjusted for inflation thereafter). Purchase payments up to the deductible amount for the year can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate purchase payments.

    If contributions are being made under a SEP or SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

* Beginning in 2002, individuals age 50 or older can make an additional "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006.


                    In some cases, your purchase payments may be tax deductible. 60

* Purchase payments in excess of permitted amounts may be subject to a penalty tax.

* Purchase payments (except for permissable rollovers and direct transfers) are generally not permitted after the calendar year in which you become 69 1/2.

*   These age and dollar limits do not apply to tax-free rollovers or transfers.

* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns.

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.

A tax penalty of 50% applies to withdrawals which should have been taken but were not. Complex rules apply to the timing and calculation of these withdrawals.

In general, new proposed regulations issued in 2002 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is broadly defined to include changes in the assumed interest rate such as those produced by the specified interest rate under the pay-out option under the Deferred Annuity. Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this amount from any one or more of them.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest within five years after the year of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and, if your contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Also, if your spouse is your beneficiary, he or she may elect to continue as "owner" of the contract. Your spouse beneficiary may also be able to rollover the proceeds into another eligible retirement plan permitted under the tax law.

If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided by the Code (and any applicable regulations).

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited to the lesser of 100% of compensation or the deductible amount ($3,000 for individuals under age 50 for tax years 2003-2004, including contributions to all your Traditional and Roth IRAs). For individuals under age 50 the amount increases to $4,000 for tax years 2005-2007 and reaches $5,000 in 2008 (adjusted for inflation thereafter). You may contribute up to the annual contribution limit in 2003, if your modified adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Purchase payment limits are phased out if your income is between:

       STATUS                          INCOME
     ----------
                                    -----------
     Individual                  $95,000--$110,000
   Married filing
        jointly                  $150,000--$160,000
   Married filing
      separately                    $0--$10,000

     -- Annual purchase payment limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.

     --   You can contribute to a Roth IRA after age 70 1/2.

     -- If you exceed the purchase payment limits, you may be subject to a tax penalty.

     -- If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

*   The withdrawal is:

     -- At least five taxable years after your first purchase payment to a Roth IRA, and

*   The withdrawal is made:

     --   On or after you reach age 59 1/2;

     --   Upon your death or disability; or

     --   For a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable converted amounts from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.

The order in which money is withdrawn from a Roth IRA is as follows:

(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

* The first money withdrawn is any annual (non-conversion/rollover) purchase payments to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount withheld is determined by the Code.

CONVERSION

You may convert/rollover an existing Traditional IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

If you are married but file separately, you may not convert an existing IRA into a Roth IRA.

Except to the extent you have non-deductible IRA purchase payments, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

If you mistakenly convert or otherwise wish to change your Roth IRA purchase payment to a Traditional IRA purchase payment, the tax law now allows you to reverse your conversion provided you do so before you file your tax return for the year of the purchase payment and if certain conditions are met.

Unless you elect otherwise, the amount converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

AFTER DEATH

Generally, when you die we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your sole beneficiary and if your contract permits, he or she may elect to continue as "owner" of the contract.

TABLE OF CONTENTS FOR THE STATEMENT OF
ADDITIONAL INFORMATION

                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT AUDITORS............... ................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES.............. ..............     2
CALCULATING YOUR INCOME PAYMENTS......... ..........     3
INVESTMENT MANAGEMENT FEES............ .............     4
PERFORMANCE DATA AND ADVERTISEMENT OF
     THE SEPARATE ACCOUNT............. .............     5
VOTING RIGHTS................... ...................     9
ERISA....................... .......................     9
TAXES....................... .......................    10
ACCUMULATION UNIT VALUE TABLE........... ...........    15
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....   F-1
FINANCIAL STATEMENTS OF METLIFE.......... ..........  F-65

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Deferred Annuity.

                                                    Non-Qualified
                                    IRA Deferred    Deferred
                                    Annuities(1)    Annuities
California......................    0.5%(2)         2.35%
Maine...........................    --              2.0%
Nevada..........................    --              3.5%
Puerto Rico.....................    1.0%            1.0%
South Dakota....................    --              1.25%
West Virginia...................    1.0%            1.0%
Wyoming.........................    --              1.0%

----------------

(1) PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED ANNUITIES."

(2) WITH RESPECT TO DEFERRED ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING REQUIREMENTS OF SEC.408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

PEANUTS(C) UNITED FEATURE SYNDICATE, INC.
(C)2003 METROPOLITAN LIFE INSURANCE COMPANY

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc. and Met
    Investors Series Trust

[ ] I have changed my address. My current address is:

-------------------------------  Name    -------------------------------
       (Contract Number)
                                 Address -------------------------------

-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
P.O. Box 740278
Atlanta, GA 30374
Attention: MetLife Asset Builder Unit

[METLIFE LOGO]                                                     PRSRT STD
                                                               U.S. Postage Paid
                                                                    METLIFE
Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914

                                 [MetLife Logo]







METROPOLITAN LIFE INSURANCE COMPANY, ONE MADISON AVENUE, NEW YORK, NY 10010-3690
                       E030491MG(EXP0504)MLIC-LD
                                 MABPROS(05003)

                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                             METLIFE ASSET BUILDER
                        GROUP DEFERRED ANNUITY CONTRACTS
                                  MAY 1, 2003

                      STATEMENT OF ADDITIONAL INFORMATION
                               FORM N-4    PART B

     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Asset Builder Variable Annuity Contracts dated May 1, 2003 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, P.O. Box 740278 Atlanta, GA 30374, Attention: MetLife Asset Builder Unit, Toll Free
Phone: (866) 438-6477.

     A Statement of Additional Information for the Metropolitan Series Fund, Inc. and the Met Investors Series Trust are attached at the end of this Statement of Additional Information.

     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectus for MetLife Asset Builder Variable Annuity Contracts dated May 1, 2003.
                            ------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Independent Auditors........................................     2
Distribution of Certificates and Interests in the Deferred
  Annuities.................................................     2
Calculating Your Income Payments............................     3
Investment Management Fees..................................     4
Performance Data and Advertisement of the Separate
  Account...................................................     5
Voting Rights...............................................     9
ERISA.......................................................     9
Taxes.......................................................    10
Accumulation Unit Value Table...............................    14
Financial Statements of the Separate Account................   F-1
Financial Statements of MetLife.............................  F-65

INDEPENDENT AUDITORS

     The financial statements of Metropolitan Life Separate Account E and Metropolitan Life Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED ANNUITIES

     MetLife is both the depositor and the underwriter (issuer) of the annuities.

     The certificates and interests in the Deferred Annuities are sold through individuals who are licensed life insurance sales representatives of MetLife. MetLife is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers. They also may be sold through the mail and over the Internet.

     The offering of all Deferred Annuities is continuous. Owners and participants under Deferred Annuities may not be offered all investment choices. Each contract will indicate those investment choices available under the Deferred Annuity.

                        CALCULATING YOUR INCOME PAYMENTS

                    SAMPLE CALCULATION ILLUSTRATING HOW THE
                        ADJUSTMENT FACTOR IS DETERMINED
                       AND APPLIED TO THE INCOME PAYMENTS

Example of Calculation of Investment Factor
a. Assumed net investment performance for the period
   (.65%)...................................................     1.00650

b. Assumed interest rate (as specified in your contract) as
   of the last valuation date...............................         7.1%

c. Adjustment based on assumed interest rate for the
   period(1)................................................     0.99467

d. Investment factor (a) x (c)..............................     1.00114

Example of Calculation of Interest Factor
a. Annuity purchase rate based on prior interest rate
   (7.1%)(2)................................................   122.32996

b. Annuity purchase rate based on current interest rate
   (7.2%)(3)................................................   121.37388

c. Interest Factor (a)/(b)..................................     1.00788

Life annuity for male, age 65
a. First monthly variable income payment due February 1,
   2003.....................................................  $   400.00

b. Assumed investment factor for first month*...............     1.00114

c. Assumed interest factor for first month*.................     1.00788

d. Adjustment factor (b) x (c)..............................     1.00903

e. Second monthly variable income payment due March 1, 2003
   (a) x (d)................................................  $   403.61

f. Assumed investment factor for second month*..............      .99981

g. Assumed interest factor for second month*................      .97665

h. Adjustment factor (f) x (g)..............................      .97646

i. Third monthly variable income payment due April 1, 2003
   (e) x (h)................................................  $   394.11

------------------
Notes:

(1) Approximately one month.
(2) This is the annuity purchase rate in effect on the prior valuation date, based on your future annuity income, age as of the prior valuation date, and the interest rate (as specified in your contract) as of the prior valuation date.
(3) This is the annuity purchase rate in effect on the prior valuation date, based on your future annuity income, age as of the prior valuation date, and the interest rate as of the current valuation date. However, the interest rate as of the current valuation date is adjusted to reflect the interest rate as of the prior valuation date for the time period from the prior valuation date to the current valuation date.
* Calculated on the income determination date which is 10 days prior to the date the income payment is made.

INVESTMENT MANAGEMENT FEES

METLIFE ADVISERS
     Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers, the investment manager of the Metropolitan Fund an investment management fee.

     The following table shows the fee schedules for the investment management fees for the Metropolitan Fund as a percentage per annum of the average net assets for each portfolio:

                                                       INVESTMENT
                                                       MANAGEMENT
                                        AVERAGE            FEE
                                       DAILY NET       SCHEDULE--
            PORTFOLIO                    ASSETS        % PER ANNUM
            ---------              ------------------  -----------
State Street Research Investment   1st $500 Million        .55%
  Trust                            next $500 million       .50%
                                   over $1 billion         .45%
State Street Research Diversified  1st $500 million        .50%
                                   next $500 million       .45%
                                   over $1 billion         .40%
State Street Research              1st $500 million        .75%
  Aggressive Growth                next $500 million       .70%
                                   over $1 billion         .65%
Met/Putnam Voyager                 1st $500 million        .80%
                                   next $500 million       .75%
                                   over $1 billion         .70%
State Street Research Aurora       1st $500 million        .85%
                                   next $500 million       .80%
                                   over $1 billion         .75%
Putnam International Stock         1st $500 million        .90%
                                   next $500 million       .85%
                                   over $1 billion         .80%
T. Rowe Price Small Cap Growth     1st $100 million        .55%
                                   next $300 million       .50%
                                   over $400 million       .45%
T. Rowe Price Large Cap Growth     1st $50 million         .70%
                                   over $50 million        .60%
Janus Mid Cap                      1st $100 million        .75%
                                   next $400 million       .70%
                                   over $500 million       .65%
Scudder Global Equity              1st $50 million         .90%
                                   next $50 million        .55%
                                   next $400 million       .50%
                                   over $500 million     0.475%
Harris Oakmark Large Cap Value     1st $250 million        .75%
                                   over $250 million       .70%
Neuberger Berman Partners          1st $100 million        .70%
  Mid Cap Value                    next $250 million     0.675%
                                   next $500 million       .65%
                                   next $750 million     0.625%
                                   over $1.6 billion       .60%
MetLife Stock Index                All Assets              .25%
Lehman Brothers(R) Aggregate       All Assets              .25%
  Bond Index
Russell 2000(R) Index              All Assets              .25%
Morgan Stanley EAFE(R) Index       All Assets              .30%
MetLife Mid Cap Stock Index        All Assets              .25%
Loomis Sayles Small Cap            1st $500 million        .90%
                                   over $500 million       .85%

                                                       INVESTMENT
                                                       MANAGEMENT
                                        AVERAGE            FEE
                                       DAILY NET       SCHEDULE--
            PORTFOLIO                    ASSETS        % PER ANNUM
            ---------              ------------------  -----------
Davis Venture Value                1st $1 billion         0.75%
                                   over $1 billion        0.70%
State Street Research Bond Income  1st $1 billion         0.40%
                                   next $1 billion        0.35%
                                   next $1 billion        0.30%
                                   over $3 billion        0.25%

     MetLife Advisers pays the following entities for providing services as sub-investment manager of the Metropolitan Fund portfolio(s) indicated:

     SUB-INVESTMENT MANAGER                 PORTFOLIO(S)
     ----------------------                 ------------
MetLife                           MetLife Stock Index
                                  Lehman Brothers(R) Aggregate
                                    Bond Index
                                  Russell 2000(R) Index
                                  Morgan Stanely EAFE(R) Index
                                  MetLife Mid Cap Stock Index
State Street Research &           State Street Research
  Management Company(1)           Diversified
                                  State Street Research
                                  Investment Trust
                                  State Street Research
                                    Aggressive Growth
                                  State Street Research Aurora
                                  State Street Research Bond
                                    Income
Putnam Investment Management,     Met/Putnam Voyager
  Inc.                            Putnam International Stock
Janus Capital Management LLC      Janus Mid Cap
T. Rowe Price Associates, Inc.    T. Rowe Price Small Cap Growth
                                  T. Rowe Price Large Cap Growth
Deutsche Investment Management    Scudder Global Equity
  Americas Inc.
Harris Associates, L.P.           Harris Oakmark Large Cap Value
Neuberger Berman Management       Neuberger Berman Partners Mid
  Incorporated                      Cap Value
Davis Selected Advisers, L.P.     Davis Venture Value
Loomis Sayles, & Company, L.P.    Loomis Sayles Small Cap

------------------
(1) State Street Research & Management Company is one of our subsidiaries.

     Met Investors Advisory LLC, the investment manager of the Met Investors Fund, has overall responsibility for the general management and administration of the Lord Abbett Bond Debenture Portfolio. Met Investors Advisory LLC is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

     As compensation for its services to the Met Investors Fund Lord Abbett Bond Debenture Portfolio, Met Investors Advisory LLC receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio. The investment management fees for the Portfolio is 0.60% for all assets.

     Met Investors Advisory LLC pays investment advisory fees to Lord Abbett & Co. for the Lord Abbett Bond

Debenture Portfolio based on the Portfolio's average daily net assets. These fees are solely the responsibility of Met Investors Advisory LLC.

PERFORMANCE DATA AND ADVERTISEMENT OF THE SEPARATE ACCOUNT

PAY-IN PHASE

     From time to time we advertise the performance of various Separate Account investment divisions. This performance will be stated in terms of either yield, "change in Accumulation Unit Value," or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2[(a-b/cd + 1)(6)-1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. Change in Accumulation Unit Value refers to the comparison between values of accumulation units over specified periods in which an investment division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV(1)/UV(0))(annualization factor)]-1, where UV(1) represents the current unit value and UV(0) represents the prior unit value. The annualization factor can be either (1/number of years) or (365/number of days). Average annual total return differs from the change in Accumulation Unit Value because it assumes a steady rate of return and reflects all expenses. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)(n)=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion).

     Performance may be calculated based upon historical performance of the underlying portfolios of the Metropolitan Fund, and the Met Investors Fund and may assume that the Deferred Annuities were in existence prior to their inception date. After the inception date, actual accumulation unit data is used.

     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000(R) Index, the Russell Mid-Cap(R) Growth Index, the Russell 2500(TM) Growth Index, the Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000(R) Growth Index, the Lehman Brothers(R) Aggregate Bond Index, the Lehman Brothers(R) Intermediate Bond Index, the Lehman Brothers(R) Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index, the Salomon Smith Barney World Small Cap Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

     Performance may be shown for certain investment strategies that are made available under certain Deferred Annuities. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. The second technique is the "Equalizer(SM)." Under this strategy, once during a specified period (i.e., monthly, quarterly), a transfer is made from the MetLife Stock Index Division or the State Street Research Aggressive Growth Division to the Fixed Interest Account or from the Fixed Interest Account to the MetLife Stock Index Division or

State Street Research Aggressive Growth Division in order to make the account and the division equal in value. The third strategy is the "Index Selector(SM)". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account in order to bring the percentage of the account balance in each of these investment divisions and the Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models: The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

     An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

     Historical performance information should not be relied on as a guarantee of future performance results.

     The following data is illustrative only and should not be relied upon. Past performance is no guarantee of future results.

     The following data for the investment divisions has been restated to reflect the deduction of the minimum Separate Account charge and the investment-related charge for the period before the inception of the Deferred Annuity. We use the actual performance since the inception date of the Deferred Annuity (December 6, 2001).

     Average annual total return for the investment divisions for the Period Ending 12/31/02. For periods of 1, 5 and 10 years (or since inception) and year to date as applicable.

                                      1 YEAR      5 YEARS    10 YEARS
                                        (OR         (OR         (OR
                                     INCEPTION   INCEPTION   INCEPTION
                         INCEPTION    TO DATE     TO DATE     TO DATE    INCEPTION
INVESTMENT DIVISION        DATE      IF LESS)    IF LESS)    IF LESS)     TO DATE
-------------------      ---------   ---------   ---------   ---------   ---------
Lehman Brothers(R)
 Aggregate Bond Index
 Division..............  11/09/98       9.75%         NA          NA        6.44%
State Street Research
 Diversified
 Division..............  07/25/86     -14.25%       0.72%       6.87%       8.22%
State Street Research
 Investment Trust
 Division..............  06/24/83     -26.44%      -3.10%       6.79%       9.43%
MetLife Stock Index
 Division..............  05/01/90     -22.66%      -1.29%       8.45%       9.51%
Harris Oakmark Large
 Cap Value Division....  11/09/98     -14.53%         NA          NA        0.38%
Davis Venture Value
 Division..............  10/31/94     -16.75%       1.35%         NA       11.19%
T. Rowe Price Large Cap
 Growth Division.......  11/09/98     -23.57%         NA          NA       -2.23%
Met/Putnam Voyager
 Division..............  05/01/00     -29.22%         NA          NA      -32.18%
MetLife Mid Cap Stock
 Index Division........  07/05/00     -15.23%         NA          NA       -4.61%
Neuberger Berman
 Partners Mid Cap Value
 Division..............  11/09/98     -10.04%         NA          NA        8.49%
State Street Research
 Aggressive Growth
 Division..............  04/29/88     -29.04%      -5.75%       2.67%       7.66%
Janus Mid Cap
 Division..............  03/03/97     -29.25%      -1.75%         NA        2.72%
Russell 2000(R) Index
 Division..............  11/09/98     -20.76%         NA          NA       -0.46%
Loomis Sayles Small Cap
 Division..............  05/02/94     -21.93%      -0.95%         NA        7.73%
State Street Research
 Aurora Division.......  07/05/00     -21.67%         NA          NA        4.34%
T. Rowe Price Small Cap
 Growth Division.......  03/03/97     -26.98%      -4.72%         NA       -1.24%
Scudder Global Equity
 Division..............  03/03/97     -16.39%      -0.33%         NA        1.24%
Putnam International
 Stock Division........  07/01/91     -17.88%      -3.85%       1.90%       1.21%
Morgan Stanley EAFE(R)
 Index Division........  11/09/98     -16.91%         NA          NA       -7.00%
State Street Research
 Bond Income Division..  06/24/83       7.84%       6.41%       6.94%       9.13%
Lord Abbett Bond
 Debenture Division....  03/03/97       0.87%       1.08%         NA        1.90%

     The following data for the investment divisions has been restated to reflect the deduction of the maximum Separate Account charge and the investment-related charge for the period before the inception date of the Deferred Annuity. We use the actual performance since the inception of the Deferred Annuity (December 6, 2001).

     Average annual total return for the investment divisions for the Period Ending 12/31/02. For periods of 1, 5 and 10 years (or since inception) as applicable.

                             INCEPTION                                 INCEPTION
INVESTMENT DIVISION            DATE      1 YEAR   5 YEARS   10 YEARS    TO DATE
-------------------          ---------   ------   -------   --------   ---------
Lehman Brothers(R)
 Aggregate Bond Index
 Division..................  11/09/98      9.21%      NA        NA        5.92%
State Street Research
 Diversified Division......  07/25/86    -14.68%    0.23%     6.34%       7.69%
State Street Research
 Investment Trust
 Division..................  06/24/83    -26.82%   -3.58%     6.27%       8.89%
MetLife Stock Index
 Division..................  05/01/90    -23.06%   -1.79%     7.92%       8.97%
Harris Oakmark Large Cap
 Value Division............  11/09/98    -14.96%      NA        NA       -0.12%
Davis Venture Value
 Division..................  10/31/94    -17.17%    0.85%       NA       10.65%
T. Rowe Price Large Cap
 Growth Division...........  11/09/98    -23.96%      NA        NA       -2.72%
Met/Putnam Voyager
 Division..................  05/01/00    -29.58%      NA        NA      -32.53%
MetLife Mid Cap Stock Index
 Division..................  07/05/00    -15.66%      NA        NA       -5.09%
Neuberger Berman Partners
 Mid Cap Value Division....  11/09/98    -10.50%      NA        NA        7.95%
State Street Research
 Aggressive Growth
 Division..................  04/29/88    -29.40%   -6.23%     2.16%       7.13%
Janus Mid Cap Division.....  03/03/97    -29.62%   -2.24%       NA        2.21%
Russell 2000(R) Index
 Division..................  11/09/98    -21.16%      NA        NA       -0.96%
Loomis Sayles Small Cap
 Division..................  05/02/94    -22.32%   -1.45%       NA        7.20%
State Street Research
 Aurora Division...........  07/05/00    -22.07%      NA        NA        3.83%
T. Rowe Price Small Cap
 Growth Division...........  03/03/97    -27.35%   -5.19%       NA       -1.73%
Scudder Global Equity
 Division..................  03/03/97    -16.81%   -0.82%       NA        0.74%
Putnam International Stock
 Division..................  07/01/91    -18.30%   -4.33%     1.39%       0.71%
Morgan Stanley EAFE(R)
 Index Division............  11/09/98    -17.33%      NA        NA       -7.46%
State Street Research Bond
 Income Division...........  06/24/83      7.31%    5.88%     6.41%       8.60%
Lord Abbett Bond Debenture
 Division..................  03/03/97      0.37%    0.58%       NA        1.39%

PAY-OUT PHASE

     From time to time we advertise the performance of various Separate Account investment divisions prior to any calculation that incorporates the interest rate factor or annuity purchase rates, (i.e., the net investment return, less Separate Account charge). Performance will be stated in terms of either yield, "change in value" or "average annual total return" or some combination of the foregoing. Yield, change in value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in value calculations reflect all Separate Account and investment-related charges. This value is calculated by determining the percentage change in return for a certain period. These numbers also may be annualized. Both yield and change in value reflect investment-related and Separate Account charges.

     Average annual return calculations reflect all investment-related and Separate Account charges. These figures also assume a steady annual rate of return. Average annual total return calculations reflect the highest possible Separate Account charge. We may also show change in value and annualized change in value with the applicable, lower Separate Account charge when that performance is accompanied by average annual total return. We may show "non-standard" average annual total return with an applicable, lower Separate Account charge and when that performance is accompanied by average annual total return.

     We may demonstrate hypothetical values of annuity benefits over a specified period based on historical net asset values of the portfolios and the historical specified interest rates and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the investment and interest factors and deduction of the maximum Separate Account charge and the investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the Separate Account charge, as well as the investment and interest factors and the investment-related charge. We may assume that the pay-out options of the Deferred Annuity were in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying portfolio for the period before the inception date. We use the actual annuity unit data after the inception date.

     Historical performance information should not be relied on as a guarantee of future performance results.

     We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the portfolios, hypothetical specified interest rates and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age

65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charges for all portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge, as well as the investment and interest factors and the investment-related charge.

     The following data for the investment divisions has been restated to reflect the deduction of the Separate Account charge and the investment-related charge for the period before the inception date of the Deferred Annuity. We use the actual performance since the inception.

     Annualized changes in value for the investment divisions for the Period Ending 12/31/2002. For periods of 1, 5, and 10 years (or since inception) as applicable (without sales charges).

                             INCEPTION                                 INCEPTION
INVESTMENT DIVISION            DATE      1 YEAR   5 YEARS   10 YEARS    TO DATE
-------------------          ---------   ------   -------   --------   ---------
Lehman Brothers(R)
 Aggregate Bond Index
 Division..................  11/09/98      9.21%      NA        NA        5.92%
State Street Research
 Diversified Division......  07/25/86    -14.68%    0.23%     6.34%       7.69%
State Street Research
 Investment Trust
 Division..................  06/24/83    -26.82%   -3.58%     6.27%       8.89%
MetLife Stock Index
 Division..................  05/01/90    -23.06%   -1.79%     7.92%       8.97%
Harris Oakmark Large Cap
 Value Division............  11/09/98    -14.96%      NA        NA       -0.12%
Davis Venture Value
 Division..................  10/31/94    -17.17%    0.85%       NA       10.65%
T. Rowe Price Large Cap
 Growth Division...........  11/09/98    -23.96%      NA        NA       -2.72%
Met/Putnam Voyager
 Division..................  05/01/00    -29.58%      NA        NA      -32.53%
MetLife Mid Cap Stock Index
 Division..................  07/05/00    -15.66%      NA        NA       -5.09%
Neuberger Berman Partners
 Mid Cap Value Division....  11/09/98    -10.50%      NA        NA        7.95%
State Street Research
 Aggressive Growth
 Division..................  04/29/88    -29.40%   -6.23%     2.16%       7.13%
Janus Mid Cap Division.....  03/03/97    -29.62%   -2.24%       NA        2.21%
Russell 2000(R) Index
 Division..................  11/09/98    -21.16%      NA        NA       -0.96%
Loomis Sayles Small Cap
 Division..................  05/02/94    -22.32%   -1.45%       NA        7.20%
State Street Research
 Aurora Division...........  07/05/00    -22.07%      NA        NA        3.83%
T. Rowe Price Small Cap
 Growth Division...........  03/03/97    -27.35%   -5.19%       NA       -1.73%
Scudder Global Equity
 Division..................  03/03/97    -16.81%   -0.82%       NA        0.74%

                             INCEPTION                                 INCEPTION
INVESTMENT DIVISION            DATE      1 YEAR   5 YEARS   10 YEARS    TO DATE
-------------------          ---------   ------   -------   --------   ---------
Putnam International Stock
 Division..................  07/01/91    -18.30%   -4.33%     1.39%       0.71%
Morgan Stanley EAFE(R)
 Index Division............  11/09/98    -17.33%      NA        NA       -7.46%
State Street Research Bond
 Income Division...........  06/24/83      7.31%    5.88%     6.41%       8.60%
Lord Abbett Bond Debenture
 Division..................  03/03/97      0.37%    0.58%       NA        1.39%

     The following data for the payout phase has been restated to reflect the deduction of the 1.25% Separate Account charge and the investment-related charge. It includes performance based on the historical performance of the underlying Portfolios for the period before the inception date of the Deferred Annuity. We use the actual performance after the inception date.

                             INCEPTION                                 INCEPTION
INVESTMENT DIVISION            DATE      1 YEAR   5 YEARS   10 YEARS    TO DATE
-------------------          ---------   ------   -------   --------   ---------
Lehman Brothers(R)
 Aggregate Bond Index
 Division..................  11/09/98      8.91%      NA        NA        5.62%
State Street Research
 Diversified Division......  07/25/86    -14.98%    -.07%     6.04%       7.39%
State Street Research
 Investment Trust
 Division..................  06/24/83    -27.12%   -3.88%     5.97%       8.59%
MetLife Stock Index
 Division..................  05/01/90    -23.36%   -2.09%     7.62%       8.67%
Harris Oakmark Large Cap
 Value Division............  11/09/98    -15.26%      NA        NA       -0.42%
Davis Venture Value
 Division..................  10/31/94    -17.47%    0.55%       NA       10.35%
T. Rowe Price Large Cap
 Growth Division...........  11/90/98    -24.26%      NA        NA       -3.02%
Met/Putnam Voyager
 Division..................  05/01/00    -29.88%      NA        NA      -32.83%
MetLife Mid Cap Stock Index
 Division..................  07/05/00    -15.96%      NA        NA       -5.39%
Neuberger Berman Partners
 Mid Cap Value Division....  11/09/98    -10.80%      NA        NA        7.65%
State Street Research
 Aggressive Growth
 Division..................  04/29/88    -29.7 %   -6.53%     1.86%       6.83%
Janus Mid Cap Division.....  03/03/97    -29.92%   -2.54%       NA        1.91%
Russell 2000(R) Index
 Division..................  11/09/98    -21.46       NA        NA       -1.26%
Loomis Sayles Small Cap
 Division..................  05/02/94    -22.62%   -1.75%       NA        6.90%
State Street Research
 Aurora Division...........  07/05/00    -22.37%      NA        NA        3.53%
T. Rowe Price Small Cap
 Growth Division...........  03/03/97    -27.65%   -5.49%       NA       -2.03%
Scudder Global Equity
 Division..................  03/03/97    -17.11%   -1.12%       NA       -0.44%
Putnam International Stock
 Division..................  07/01/91    -18.60%   -4.63%     1.09%       0.41%

                             INCEPTION                                 INCEPTION
INVESTMENT DIVISION            DATE      1 YEAR   5 YEARS   10 YEARS    TO DATE
-------------------          ---------   ------   -------   --------   ---------
Morgan Stanely EAFE(R)
 Index Division............  11/09/98    -17.63%      NA        NA       -7.76%
State Street Research Bond
 Income Division...........  06/24/83      7.01%    5.58%     6.11%       8.30%
Lord Abbett Bond Debenture
 Division..................  03/03/97      0.07%    0.28%       NA        1.09%

VOTING RIGHTS

     In accordance with our view of the present applicable law, we will vote the shares of each of the portfolios held by the Separate Account which are deemed attributable to all the Deferred Annuities described in the Prospectus at regular and special meetings of the shareholders of the portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the portfolios in our own right, we may elect to do so.

     Accordingly, you have voting interests under all the Deferred Annuities described in the Prospectus. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of the Deferred Annuity attributable to you in that investment division, if any, by the net asset value of one share in the portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

     Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including the Deferred Annuities described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

     Qualified plans do not have voting interests through life insurance or annuities and do not vote these interests based upon the number of shares held in the Separate Account investment division deemed attributable to qualified plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

     You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion.

     You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of independent auditors, and the approval of investment and sub-investment managers.

DISREGARDING VOTING INSTRUCTIONS

     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's or the Met Investor Fund's boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

ERISA

     If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights as described below.

     Generally, the spouse must give qualified consent whenever you elect to:

          a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

          b. make certain withdrawals under plans for which a qualified consent is required;

          c. name someone other than the spouse as your beneficiary;

          d. use your accrued benefit as security for a loan exceeding $5,000.

     Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.

     If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

TAXES

GENERAL

     Federal tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant adverse tax consequences and penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

     In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Deferred Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.

DEFERRED ANNUITIES

     To the extent contributions to your Annuity were not subject to Federal income tax, withdrawals of these contributions will be subject to Federal income taxes. Earnings under your Annuity are generally subject to income tax when distributed. However, "qualified distributions" of earnings from a Roth IRA are not subject to Federal income tax.

     Contributions to Non-Qualified and Roth IRA Annuities, as well as non-deductible contributions to IRA Annuities are made on an "after-tax basis", so that making purchase payments does not reduce the taxes you pay.

     Earnings under the Non-Qualified Annuities and IRA Annuities, are normally not taxed until withdrawn, if you, as the owner, are an individual. Thus, that portion of any withdrawal that represents income is taxed when you receive it, but that portion that represents purchase payments is not, to the extent previously taxed. For Roth IRA Annuities, "qualified distributions" of earnings are not subject to Federal income tax. Withdrawals of contributions are generally not subject to income tax. However, withdrawals from a Roth IRA of previously taxed converted amounts may be subject to a penalty tax if made before age 59 1/2.

     Generally, the Non-Qualified Deferred Annuities are issued on an "after-tax basis" so that making a purchase payment does not reduce the taxes you pay. That portion of any income payment that represents income is taxed when you receive it, but that portion that represents the purchase payment is a nontaxable return of principal. The IRS has not specifically approved the use of an exclusion ratio or recovery amount with respect to a variable annuity where transfers are permitted between funding options or between a funding option and a guaranteed interest option. At the present time MetLife intends to report the taxable income payments made to you under general tax principles for variables annuities using an excludable amount for each payment based upon your purchase payment (reduced by any refund or guarantee feature as required by Federal tax law) made to provide the income annuity divided by the expected number of payments. For the Roth IRA Deferred Annuity, "qualified distributions" of earnings are not subject to tax. Withdrawals of contributions are generally not subject to income tax. However, withdraw-als from a Roth IRA of taxable converted amounts may be subject to a penalty tax if made before age 59 1/2.

     The IRA Annuities accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code. Roth IRA Deferred Annuities only accept "after-tax" contributions.

     Each type of Annuity is subject to various tax limitations. Typically, except for the Non-Qualified Annuities the maximum amount of purchase payment is limited under Federal tax law and there are limitations on how long money can be left under the Annuities before withdrawals must begin. A 10% tax penalty applies to certain taxable withdrawals from the Annuity (or in some cases from the plan or arrangement that purchased the Annuity) before you are age 59 1/2.

     In general, an income option will meet minimum distribution requirements under the tax law where the payments are non-increasing, made at least annually, and are payable over your lifetime (or a period not exceeding your life expectancy), or over the joint lives of you and the designated beneficiary (or over a period not exceeding the life expectancies of you and the designated beneficiary).

     In general, new proposed regulations issued in 2002 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is broadly defined to include changes in the assumed interest rate such as those produced by the specified interest rate under the pay-out option under the Deferred Annuity. Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

     If you intend to choose an pay-out option which is payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax.

     The rules for minimum distribution are very complex and you should consult your own tax advisor as to their applicability to the Annuity and the tax consequences of transferring allocating money between investment divisions or between investment divisions and the Fixed Interest Option.

     If your benefit under a plan subject to the Retirement Equity Act (REA) is worth more than $5,000, the Code requires that your Deferred Annuity protect your spouse if you die before your receive any income payments or if you die while income payments are being made. If your Deferred Annuity is subject to the REA, your spouse has certain rights which may be waived with the written consent of your spouse. Waiving these requirements will cause your initial monthly benefit to increase.

     The rules as to what payments are subject to this provision are complex. The following paragraphs will briefly summarize some of the Federal tax rules on an Annuity-by-Annuity basis, but will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 has made certain changes to IRAs, including:

    * increasing the contribution limits for Traditional and Roth IRAs, starting in 2002;

    *  adding "catch-up" contributions for taxpayers age 50 and above; and

    *  adding expanded portability and tax-free opportunities.

    *  all these changes are scheduled to expire after 2010.

     You should consult your tax adviser regarding these changes.

     Traditional IRA Annuities. Annual contributions to all Traditional and Roth IRAs may not exceed the lesser of the deductible amount under Section 219(b)(1)(A) of the Code ($3,000 for 2003-2004, $4,000 for 2005-2007, and $5,000
for 2008-2010 as indexed for inflation) or 100% of your "compensation" as defined by the Code, except "spousal IRAs" discussed in the next paragraph. (Additionally, if you are at least 50 years old, you may make additional contributions of $500 per year through 2005, and $1,000 per year for 2006 through 2010.) Generally, no contributions are allowed during or after the tax year in which you attain age 70 1/2. Contributions other than those allowed are subject to a 6% excess contribution tax penalty. Special rules apply to withdrawals of excess contributions. These dollar and age limits do not apply to tax-free "rollovers" or transfers from other IRAs or from other tax-favored plans that the Code allows. If contributions are being made under a SEP or SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

     Annual contributions are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2003, if you are an "active participant" in another retirement plan and if your adjusted gross income is $40,000 or less ($60,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is at least $50,000 ($70,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deduction will be phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the nonactive participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount for the year to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.

     Taxable withdrawals (other than tax-free transfers or "rollovers" to other individual retirement arrangements or to other eligible retirement plans as defined in the Code) before age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code);
(3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary; (4) to pay deductible medical expense; (5) to enable certain unemployed persons to pay medical insurance premiums; (6) to pay for qualified higher education expenses; (7) for qualified first time home purchases; or (8) made after December 31, 1999 for IRS levies. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under sec.72(t) of the Code and thus not subject to the 10% tax penalty, any modifications to your Systematic Withdrawal Program payments before the later of age 59 1/2 or five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic Withdrawal Program payments or make any modifications to your Systematic Withdrawal Program payments.

     If you made both deductible and non-deductible contributions, a partial withdrawal will be treated as a pro rata withdrawal of both, based on all of your IRAs (not just the IRA Annuities). The portion of the withdrawal attributable to non-deductible contributions (but not the earnings on them) is a nontaxable return of principal, which is not subject to the 10% tax penalty. You must keep track of which contributions were deductible and which weren't, and make annual reports to the IRS if non-deductible contributions were made.

     Withdrawals may be transferred to another IRA or to another eligible retirement plan without Federal tax consequences if Code requirements are met. Your Traditional IRA or Roth IRA Annuity is not forfeitable and you may not transfer it, assign it or pledge it as collateral for a loan.


     Your entire interest in the Deferred Annuity must be withdrawn or begun to be withdrawn generally by April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to withdrawals which should have been made but were not. Specific rules apply to the timing and calculation of these withdrawals. Where required under the federal tax law to maintain the status of the Deferred Annuity as an annuity under Section 72(s) of the Internal Revenue Code, the actuarial value of any remaining income payments after the owner's death will be made over a period no longer than the beneficiary's remaining life expectancy or within five years of the date of death (or annuitant's death when the beneficiary is not a natural person). Other rules apply to how rapidly withdrawals must be made after your death. Generally, when you die, we must make payments of your entire remaining interest over a period and in a manner as allowed by the Code and applicable regulations. If your spouse is your beneficiary, and, if your Annuity permits, payments may be made over your spouse's lifetime or over a period not beyond your spouse's life expectancy starting by the December 31 of the year in which you would have reached age 70 1/2, if later. If your sole beneficiary is your spouse, he or she may elect to continue the Deferred Annuity as his or her own IRA Deferred Annuity after your death. The IRS allows you to aggregate the amount required to be withdrawn from each individual retirement arrangement you own and to withdraw this amount in total from any one or more of the individual retirement arrangements you own.


     If you satisfy certain requirements, you can change your Traditional IRA contribution to a Roth IRA if you "recharacterize" your contribution before you file your income tax return (including filing extensions).

     Roth IRA Annuities. Annual contributions to all Traditional and Roth IRAs may not exceed the lesser of the deductible amount under Section 219(b)(1)(A) of the Code (for individuals under age 50, $3,000 for 2003-2004, $4,000 for 2005-2007, and $5,000 for 2008-2010 as indexed for inflation) or 100% of your "compensation." You could have contributed up to the annual contribution limit to a Roth IRA in 2003 if your adjusted gross income is not in excess of $95,000 ($150,000 for married couples filing jointly). The contribution limits to a Roth IRA are phased out ratably for individuals with income between $95,000 and $110,000 and for married couples filing jointly with income between $150,000 and $160,000; and for married couples filing separately between $0 and $10,000. Annual contributions to all IRAs, including Roth IRAs, may not exceed the lesser of the deductible amount or 100% of your "compensation" as defined by the Code, except for "spousal IRAs." (Additionally, if you are at least 50 years old, you may make additional contributions of $500 per year through 2005, and $1,000 per year for 2006 through 2010.) These limits on annual contributions do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from an existing IRA to a Roth IRA. You may make contributions to a Roth IRA after age 70 1/2. Excess contributions are subject to a 6% excess contribution tax penalty, unless such contributions are withdrawn under rules specified in the Code.


     You may convert/rollover an existing IRA to a Roth IRA if your adjusted gross income does not exceed $100,000 in the year you convert. If you are married but file separately, you may not convert a non-Roth IRA into a Roth IRA.

     Except to the extent you have non-deductible IRA contributions, the amount converted from a non-Roth IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed below.)

     Distributions from a Roth IRA are made first from contributions and then from earnings. Generally, withdrawals from contributions are not subject to tax. However, withdrawals of previously taxed converted amounts prior to age 59 1/2 and made within five taxable years from such conversion will be subject to the 10% premature penalty tax (unless you meet an exception).

     Withdrawals of earnings will not be subject to Federal income tax if they are "qualified distributions." In order to be a qualified distribution, the withdrawal must be: (a) made at least five taxable years from the year you established a Roth IRA, and (b) made after age 59 1/2, or for death, disability, or a first-time home purchase (up to $10,000). (Please consult your tax advisor regarding the state income tax treatment of your withdrawal.)

     The withdrawal of earnings not meeting the foregoing requirements will be subject to income tax and possibly the 10% premature tax penalty.

     Mandatory minimum distribution rules do not apply while you are alive. Generally, when you die, we must make payment of your entire remaining interest within five years of the year in which you died or begin payments over a period and in a manner allowed by the Code to your beneficiary over his/her lifetime or over a period not beyond your beneficiary's life or life expectancy starting by December 31 of the year following the year in which you die. (Certain exceptions exist for spouses.)

     You should consult your tax advisor regarding the tax treatment of Roth IRAs and the appropriateness of the Roth IRA to your particular situation. If you choose an income option, the Code requires any remaining payment be made to your beneficiary within five years of the year in which you died or over a period not exceeding your beneficiary's life or life expectancy. Therefore, if you choose an income payment type that has a period certain (e.g., an income annuity for life with a ten year term certain), the period certain should not exceed the greater of five years or the life expectancy of your beneficiary. (Subsequent changes to your beneficiary after you begin the pay-out phase of your Deferred Annuity may cause you to be in violation of this rule.)

     If you satisfy certain requirements, you can change your Traditional IRA contribution to a Roth IRA if you "recharacterize" your contribution before you file your income tax return (including filing extensions).

     Non-Qualified Annuities. No limits apply under the Code to the amount of purchase payments that you may make. Tax on income earned under the Annuities is generally deferred until it is withdrawn only if you as owner of the Annuity are an individual (or are treatable as a natural person under certain other circumstances specified by the Code). The following discussion assumes that this is the case.

     Non-Qualified Income Options. The following discussion assumes that you are an individual (or are treated as a natural person under certain other circumstances specified by the Code). Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each income payment is a non-taxable return of your "purchase payment" (the amount you used to annuitize) and how much is a taxable payment of earnings. Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and how much of each income payment is a non-taxable return of your purchase payment.

  Diversification

     In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their contract.

     We may limit the number, frequency or types of transfers to satisfy the Federal income tax law requirements.

  Changes to tax rules and interpretations

     Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

-  Possible taxation of transfers between investment divisions.

- Possible taxation as if you were the owner of your portion of the Separate Account's assets.

- Possible limits on the number of funding options available or the frequency of transfers among them.

     Any withdrawal is generally treated as coming first from earnings (and thus subject to tax) and next from your contributions (and thus a nontaxable return of principal) only after all earnings are paid out. This rule does not apply to payments made under income annuities, however. Such payments are subject to an "exclusion ratio" which determines how much of each payment is a non-taxable return of your contributions and how much is a taxable payment of earnings. Once the total amount treated as a return of your contributions equals the amount of such contributions, all remaining payments are fully taxable. If you die before all contributions are returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if payments continue after your death. We will tell the purchaser of an income annuity what your contributions were and how much of each income payment is a non-taxable return of contributions.

     Taxable withdrawals (other than tax-free exchanges to other non-qualified deferred annuities) before you are age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary.


     Your Non-Qualified Deferred Annuity may be exchanged for another non-qualified deferred annuity without incurring Federal income taxes if Code requirements are met. Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age, e.g., 85 or older. If you (or the annuitant if you are not a natural person) die prior to the date that income payments begin, the death benefit under a non-qualified annuity contract must be paid over the remaining life expectancy of the payee, or within five years of the date of the death. If your spouse is your beneficiary or a co-owner of the Non-Qualified Annuity, this rule does not apply. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution that was used at the time of your death in accordance with the income type selected.


     The tax law treats all non-qualified deferred annuities issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity. This may cause a greater portion of your withdrawals from the Deferred Annuity to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

ACCUMULATION UNIT VALUE TABLE


     This table shows fluctuations in the Accumulation Unit Values for the Deferred Annuity with a Separate Account charge of 0.65% for each investment division from year-end to year-end. The guaranteed maximum highest separate account charge and lowest separate account charge tables and charts, are in the Prospectus. The information in this table has been derived from the

Separate Account's full financial statements or other reports (such as the annual report).

                                       BEGINNING         END         NUMBER OF
                                        OF YEAR        OF YEAR      ACCUMULATION
                                      ACCUMULATION   ACCUMULATION    UNITS END
                               YEAR    UNIT VALUE     UNIT VALUE      OF YEAR
                               ----   ------------   ------------   ------------
State Street Research Bond
 Income Division(a)(b).......  2002      $ 9.85         $ 9.85              0
                               2001        9.83          10.60              0
Lehman Brothers(R) Aggregate
 Bond Index Division(a)......  2002        9.74          10.67         631.93
                               2001        9.72           9.74              0
State Street Research
 Diversified Division(a).....  2002       10.12           8.66              0
                               2001       10.21          10.12              0
Lord Abbett Bond Debenture
 Division(a)(c)..............  2002        9.70           9.76              0
                               2001        9.76           9.70              0
State Street Research
 Investment Trust
 Division(a).................  2002       10.37           7.61              0
                               2001       10.51          10.37              0
MetLife Stock Index
 Division(a).................  2002       10.30           7.95              0
                               2001       10.47          10.30              0
Harris Oakmark Large Cap
 Value Division(a)...........  2002       10.70           9.13              0
                               2001       10.55          10.70              0
Davis Venture Value(a).......  2002       10.46           8.69              0
                               2001       10.50          10.46              0
T. Rowe Price Large Cap
 Growth Division(a)..........  2002       10.50           8.01              0
                               2001       10.60          10.50              0
Met/Putnam Voyager
 Division(a).................  2002       10.21           7.21              0
                               2001       10.62          10.21              0
MetLife Mid Cap Stock Index
 Division(a).................  2002       10.76           9.10              0
                               2001       10.72          10.76              0
Neuberger Berman Partners Mid
 Cap Value Division(a).......  2002       10.72           9.62              0
                               2001       10.57          10.72              0

                                       BEGINNING         END         NUMBER OF
                                        OF YEAR        OF YEAR      ACCUMULATION
                                      ACCUMULATION   ACCUMULATION    UNITS END
                               YEAR    UNIT VALUE     UNIT VALUE      OF YEAR
                               ----   ------------   ------------   ------------
State Street Research
 Aggressive Growth
 Division(a).................  2002       10.58           7.49              0
                               2001       10.75          10.58              0
Janus Mid Cap Division(a)....  2002       10.42           7.35              0
                               2001       10.56          10.42              0
Russell 2000(R) Index
 Division(a).................  2002       11.04           8.72              0
                               2001       10.91          11.04              0
Loomis Sayles Small Cap
 Division(a).................  2002       10.86           8.46              0
                               2001       10.78          10.86              0
State Street Research Aurora
 Division(a).................  2002       10.95           8.56              0
                               2001       10.82          10.95              0
T. Rowe Price Small Cap
 Growth Division(a)..........  2002       11.12           8.10              0
                               2001       11.06          11.12              0
Scudder Global Equity
 Division(a).................  2002       10.17           8.48              0
                               2001       10.20          10.17              0
Putnam International Stock
 Division(a).................  2002       10.21           8.37              0
                               2001       10.43          10.21              0
Morgan Stanley EAFE(R) Index
 Division(a).................  2002       10.11           8.37              0
                               2001       10.33          10.11              0

------------------
(a) Inception Date: December 6, 2001.
(b) The assets of the State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002, are those of State Street Research Income Division.
(c) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002, are those of Loomis Sayles High Yield Bond Division.